UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06692

Name of Fund: BlackRock MuniYield California Quality Fund, Inc. (MCA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield California Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2015

Date of reporting period: 01/31/2015

Item 1 – Report to Stockholders

JANUARY 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	JANUARY 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility, while remaining below the long-term average level, increased over the course of 2014 and into 2015, driven largely by higher valuations in risk assets (such as equities and high yield bonds), escalating geopolitical risks, uneven global economic growth and expectations around policy moves from the world’s largest central banks. Surprisingly, U.S. interest rates trended lower through the period even as the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program, which ultimately ended in October.

The first half of 2014 was generally a strong period for most asset classes; however, volatility ticked up in the summer as geopolitical tensions intensified in Ukraine and the Middle East and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened versus other currencies, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter that resulted in the strong performance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy, causing further strengthening in the U.S. dollar. Fixed income investors piled into U.S. Treasuries where yields, although persistently low, were comparatively higher than yields on international sovereign debt, while equity investors favored the relative stability of U.S.-based companies amid rising global risks.

Oil prices, which had been gradually declining since mid-summer, suddenly plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies struggled, mainly within emerging markets. Conversely, the consumer sectors benefited from lower oil prices as savings at the gas pumps freed up discretionary income for other goods and services.

These trends shifted at the beginning of 2015. U.S. equity markets starkly underperformed international markets due to stretched valuations and uncertainty around the Fed’s pending rate hike. In addition, the stronger U.S. dollar began to hurt earnings of large cap companies. The energy sector continued to struggle, although oil prices showed signs of stabilizing toward the end of January as suppliers became more disciplined in their exploration and production efforts.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.37%	14.22%
U.S. small cap equities (Russell 2000® Index)	4.72	4.41
International equities (MSCI Europe, Australasia, Far East Index)	(6.97)	(0.43)
Emerging market equities (MSCI Emerging Markets Index)	(9.05)	5.23
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	9.29	12.25
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	4.36	6.61
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.51	8.81
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.89)	2.41
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended January 31, 2015

Municipal Market Conditions

Municipal bonds generated strong performance in 2014, thanks to a favorable supply-and-demand environment and declining interest rates. (Bond prices rise as rates fall.) Investor demand for municipal bonds was strong from the start of the year when U.S. economic data softened amid one of the harshest winters on record. Interest rates proceeded to move lower even as the U.S. Federal Reserve (the “Fed”) scaled back its open-market bond purchases. This surprising development, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger performing sectors for the year. For the 12-month period ended January 31, 2015, municipal bonds garnered net inflows of approximately $32 billion (based on data from the Investment Company Institute).

From a historical perspective, total new issuance for the 12 months ended January 31, remained relatively strong at $342 billion (slightly higher than the $326 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 45%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of January 31, 2015
6 months: 4.51%
12 months: 8.81%

A Closer Look at Yields

From January 31, 2014 to January 31, 2015, yields on AAA-rated 30-year municipal bonds decreased by 135 basis points (“bps”) from 3.85% to 2.50%, while 10-year rates decreased 81 bps from 2.53% to 1.72% and 5-year rates decreased 16 bps from 1.10% to 0.94% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2-and 30-year maturities flattened by 146 bps and the spread between 2- and 10-year maturities flattened by 92 bps.

During the same time period, U.S. Treasury rates fell by 136 bps on 30-year bonds, 99 bps on 10-year bonds and 32 bps in 5-year issues. Accordingly, tax-exempt municipal bond performance was generally in line with Treasuries on both the long and short ends of the curve, while lagging in the intermediate portion of the curve as a result of increased supply. Municipals modestly outperformed Treasuries in the very short end of the curve as expectations around future Fed policy changes pressured short-term U.S. Treasury prices. Positive performance on the long end of the curve was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more flexible approach to security selection and yield curve positioning going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, solid revenue growth exceeding pre-recession levels coupled with the elimination of more than 625,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery, and that the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	JANUARY 31, 2015

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under the TOB (including accrued interest), a TOB is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	5

Fund Summary as of January 31, 2015	BlackRock MuniHoldings Quality Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2015, the Fund returned 12.67% based on market price and 8.54% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.69% based on market price and 8.99% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Municipal bonds generally delivered strong performance during the six-month period, with yields declining as prices rose. Long-term bonds outperformed their short-term counterparts, leading to a flattening of the yield curve. In this environment, the Fund’s duration positioning contributed positively to performance. The Fund’s longer dated holdings in the transportation, utilities and tax-backed sectors experienced the best price action on an absolute basis. The income generated from the Fund’s holdings of tax-exempt municipal bonds contributed to performance as well. In addition, the Fund’s use of leverage amplified the positive effect of falling rates on performance.

•	There were no detractors from performance on an absolute basis as all areas of the Fund’s investment universe appreciated during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of January 31, 2015 ($14.13)[1]	5.99%
Tax Equivalent Yield[2]	10.58%
Current Monthly Distribution per Common Share[3]	$0.0705
Current Annualized Distribution per Common Share[3]	$0.8460
Economic Leverage as of January 31, 2015[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on March 2, 2015 was decreased to $0.0680 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	SEMI-ANNUAL REPORT	JANUARY 31, 2015

BlackRock MuniHoldings Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/15	7/31/14	Change	High	Low
Market Price	$14.13	$12.94	9.20%	$14.13	$12.88
Net Asset Value	$15.17	$14.42	5.20%	$15.17	$14.42

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation
	1/31/15	7/31/14
Transportation	36%	37%
County/City/Special District/School District	27	23
Utilities	14	17
Health	10	12
State	9	6
Education	2	2
Housing	1	1
Tobacco	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	1/31/15	7/31/14
AAA/Aaa	6%	6%
AA/Aa	66	67
A	25	25
BBB/Baa	3	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	1%
2016	2
2017	1
2018	25
2019	15

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	7

Fund Summary as of January 31, 2015	BlackRock MuniYield California Quality Fund, Inc.

Fund Overview

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2015, the Fund returned 13.34% based on market price and 6.01% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 12.10% based on market price and 7.85% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Municipal bonds generally delivered strong performance during the six-month period, with yields declining as prices rose. California issues gained an additional boost from the state’s improving credit profile. Longer-term municipal bonds generally outperformed shorter-term issues. In this environment, the Fund’s exposure to the long end of the yield curve had a positive impact on performance. Its positions in AA-rated issues, tax-backed bonds issued by local authorities, and the transportation, health care and utilities sectors also helped returns. In addition, the Fund’s use of leverage amplified the positive effect of falling rates on performance.

•	There were no detractors from performance on an absolute basis as all areas of the Fund’s investment universe appreciated during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2015 ($15.82)[1]	5.54%
Tax Equivalent Yield[2]	11.29%
Current Monthly Distribution per Common Share[3]	$0.073
Current Annualized Distribution per Common Share[3]	$0.876
Economic Leverage as of January 31, 2015[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	SEMI-ANNUAL REPORT	JANUARY 31, 2015

BlackRock MuniYield California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/15	7/31/14	Change	High	Low
Market Price	$15.82	$14.37	10.09%	$15.82	$14.31
Net Asset Value	$16.62	$16.14	2.97%	$16.62	$16.14

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation
	1/31/15	7/31/14
County/City/Special District/School District	36%	41%
Utilities	26	23
Transportation	12	10
Education	11	9
Health	10	10
State	5	7

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	1/31/15	7/31/14
AAA/Aaa	9%	10%
AA/Aa	74	79
A	17	11

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	9%
2016	8
2017	17
2018	10
2019	19

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	9

Fund Summary as of January 31, 2015	BlackRock MuniYield Michigan Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund II, Inc.’s (MYM) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2015, the Fund returned 10.42% based on market price and 9.33% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 8.27% based on market price and 7.81% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s duration positioning made the largest contribution to performance, as yields on municipal bonds decreased substantially during the period. (Bond prices rise as yields fall; duration measures sensitivity to interest rate movements). The income generated from the Fund’s holdings of Michigan tax-exempt municipal bonds contributed to performance as well. The Fund’s exposure to the long end of the yield curve helped performance as the yield curve flattened substantially over the period (long-term rates fell much more than intermediate rates, while two-year rates rose). The Fund also benefited from its credit exposure as spreads generally tightened, especially in the utilities sector. In addition, the Fund’s use of leverage amplified the positive effect of falling rates on performance.

•	There were no detractors from performance on an absolute basis as all areas of the Fund’s investment universe appreciated during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYM
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of January 31, 2015 ($13.45)[1]	5.89%
Tax Equivalent Yield[2]	10.87%
Current Monthly Distribution per Common Share[3]	$0.066
Current Annualized Distribution per Common Share[3]	$0.792
Economic Leverage as of January 31, 2015[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.81%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	SEMI-ANNUAL REPORT	JANUARY 31, 2015

BlackRock MuniYield Michigan Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/15	7/31/14	Change	High	Low
Market Price	$13.45	$12.56	7.09%	$13.45	$12.42
Net Asset Value	$15.12	$14.26	6.03%	$15.12	$14.26

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation
	1/31/15	7/31/14
Health	25%	20%
County/City/Special District/School District	19	19
Education	18	18
Utilities	12	16
State	11	11
Transportation	8	9
Housing	5	5
Corporate	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	1/31/15	7/31/14
AAA/Aaa	1%	2%
AA/Aa	70	78
A	26	20
BBB/Baa	2	—
N/R2	1	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2014 the market value of unrated securities deemed by the investment advisor to be investment grade was $160,241 representing less than 1% of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	9%
2016	4
2017	8
2018	13
2019	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	11

Fund Summary as of January 31, 2015	BlackRock MuniYield New York Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2015, the Fund returned 11.33% based on market price and 7.52% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 9.11% based on market price and 7.97% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Municipal bonds generally delivered strong performance during the six-month period, with yields declining as prices rose. Longer-term municipal bonds generally outperformed shorter-term issues. In this environment, the Fund’s duration positioning and allocation to longer-dated bonds provided positive returns. The Fund’s exposure to the tax-backed (state and local), education and transportation sectors were positive contributors to performance. Positions in lower-coupon bonds, which tend to have longer durations and more capital appreciation potential than bonds with higher coupons, helped performance as yields fell during the period. (Duration is a measure of interest-rate sensitivity.) The Fund’s positions in zero-coupon bonds also aided returns, as these securities generated strong price performance. The Fund’s exposure to higher-yielding bonds in the lower Investment-grade quality category aided performance, as this market segment outperformed during the period. The Fund benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. In addition, the Fund’s limited use of leverage provided both incremental return and income in an environment of declining interest rates. (Bond prices rise as yields fall).

•	There were no detractors from performance on an absolute basis as all areas of the Fund’s investment universe appreciated during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of January 31, 2015 ($13.74)[1]	5.63%
Tax Equivalent Yield[2]	11.39%
Current Monthly Distribution per Common Share[3]	$0.0645
Current Annualized Distribution per Common Share[3]	$0.7740
Economic Leverage as of January 31, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

12	SEMI-ANNUAL REPORT	JANUARY 31, 2015

BlackRock MuniYield New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/15	7/31/14	Change	High	Low
Market Price	$13.74	$12.71	8.10%	$13.82	$12.68
Net Asset Value	$14.71	$14.09	4.40%	$14.71	$14.08

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation
	1/31/15	7/31/14
County/City/Special District/School District	23%	27%
Transportation	22	24
Education	17	17
State	16	11
Utilities	10	10
Health	6	6
Housing	3	3
Corporate	2	2
Tobacco	1	—

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	1/31/15	7/31/14
AAA/Aaa	13%	16%
AA/Aa	62	60
A	21	21
BBB/Baa	2	2
BB/Ba	1	1
N/R2	1	—
[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of January 31, 2015 and July 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $4,940,501 and $3,040,070, respectively, each representing less than 1% of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	12%
2016	4
2017	10
2018	8
2019	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	13

Fund Summary as of January 31, 2015	BlackRock MuniYield Quality Fund III, Inc.

Fund Overview

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2015, the Fund returned 13.15% based on market price and 8.26% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.69% based on market price and 8.99% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s duration positioning made the largest contribution to performance, as yields on municipal bonds decreased substantially during the period. (Bond prices rise as yields fall; duration measures sensitivity to interest rate movements). The income generated from the Fund’s holdings of tax-exempt municipal bonds contributed to performance as well. The Fund’s exposure to the long end of the yield curve helped performance as the yield curve flattened substantially over the period (long-term rates fell much more than intermediate rates, while two-year rates rose). In addition, the Fund’s use of leverage amplified the positive effect of falling rates on performance.

•	There were no detractors from performance on an absolute basis as all areas of the Fund’s investment universe appreciated during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of January 31, 2015 ($14.76)[1]	6.02%
Tax Equivalent Yield[2]	10.64%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of January 31, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

14	SEMI-ANNUAL REPORT	JANUARY 31, 2015

BlackRock MuniYield Quality Fund III, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/15	7/31/14	Change	High	Low
Market Price	$14.76	$13.46	9.66%	$14.83	$13.45
Net Asset Value	$15.57	$14.84	4.92%	$15.57	$14.84

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation
	1/31/15	7/31/14
Transportation	23%	25%
County/City/Special District/School District	19	20
State	18	16
Utilities	18	19
Health	10	9
Education	9	8
Housing	2	2
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	1/31/15	7/31/14
AAA/Aaa	12%	12%
AA/Aa	62	65
A	23	21
BBB/Baa	3	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	2%
2016	5
2017	16
2018	21
2019	12

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	15

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.2%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$5,225	$6,145,854
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	940	1,062,134
Mobile Board of Water & Sewer Commissioners, RB, (NPFGC), 5.00%, 1/01/16 (a)	3,750	3,915,600

		11,123,588
California — 24.7%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	5,050	5,769,726
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	2,865	3,470,203
City & County of San Francisco California Airports Commission, ARB, Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,070	1,075,061
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	1,800	2,199,870
5.25%, 5/01/33	1,410	1,658,371
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.50%, 3/01/30	4,045	4,637,512
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	2,800	3,233,216
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	3,500	3,990,735
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	3,175	3,676,999
Emery Unified School District, GO, Election of 2010, Series A (AGM), 5.50%, 8/01/35	1,875	2,247,900
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	2,445	3,018,328
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (a)	5,000	5,554,250
Election of 2008, Series C, 5.25%, 8/01/39	2,000	2,362,540
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	1,675	1,880,372
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	2,670	3,201,010
Sequoia Union High School District, GO, Refunding, Election of 2004, Series B, 5.50%, 7/01/16 (a)	5,190	5,575,825
State of California, GO, Various Purpose, 5.00%, 4/01/43	4,500	5,239,710
Municipal Bonds	Par (000)	Value
California (concluded)
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	$5,000	$6,225,850
5.50%, 11/01/31	3,130	3,880,605
5.50%, 11/01/33	3,000	3,711,720
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	1,260	1,513,285
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	940	1,160,195
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	7,580	9,094,332

		84,377,615
Colorado — 2.1%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,500	1,812,975
5.50%, 11/15/30	565	678,740
5.50%, 11/15/31	675	809,143
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	3,300	3,794,373

		7,095,231
Florida — 20.1%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	405	485,721
City of St. Petersburg Florida Public Utility Revenue, Refunding RB, (NPFGC), 5.00%, 10/01/15 (a)	3,000	3,097,200
County of Broward Florida Airport System, ARB, Series A, AMT, 5.13%, 10/01/38	5,665	6,484,669
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	2,995	3,577,857
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,500	2,830,425
County of Miami-Dade Florida, RB, Seaport:
Series A, 5.38%, 10/01/33	1,765	2,069,604
Series A, 5.50%, 10/01/42	3,000	3,551,070
Series B, AMT, 6.25%, 10/01/38	800	1,004,096
Series B, AMT, 6.00%, 10/01/42	1,060	1,295,680
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	3,130	3,802,480
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, Series A:
Miami International Airport (AGM), 5.25%, 10/01/41	4,610	5,138,721

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDC	Economic Development Corp.	IDRB	Industrial Development Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	ERB	Education Revenue Bonds	ISD	Independent School District
AMBAC	American Municipal Bond Assurance Corp.	Fannie Mae	Federal National Mortgage Association	LRB	Lease Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	FHA	Federal Housing Administration	M/F	Multi-Family
ARB	Airport Revenue Bonds	GAB	Grant Anticipation Bonds	NPFGC	National Public Finance Guarantee Corp.
BAM	Build America Mutual Assurance Co.	GARB	General Airport Revenue Bonds	PILOT	Payment in Lieu of Taxes
BARB	Building Aid Revenue Bonds	Ginnie Mae	Government National Mortgage Association	PSF-GTD	Permanent School Fund Guaranteed
BHAC	Berkshire Hathaway Assurance Corp.	GO	General Obligation Bonds	Q-SBLF	Qualified School Bond Loan Fund
BOCES	Board of Cooperative Educational Services	HDA	Housing Development Authority	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	HFA	Housing Finance Agency	S/F	Single-Family
COP	Certificates of Participation	IDA	Industrial Development Authority	SONYMA	State of New York Mortgage Agency
EDA	Economic Development Authority	IDB	Industrial Development Board	Syncora	Syncora Guarantee

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, Series A (concluded):
Miami International Airport (AGM), 5.50%, 10/01/41	$4,180	$4,743,840
5.00%, 10/01/31	5,155	5,890,618
5.00%, 10/01/32	5,000	5,687,700
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	7,600	8,660,884
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	1,805	2,156,867
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	6,965	8,285,355

		68,762,787
Hawaii — 0.7%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	740	893,964
5.25%, 8/01/26	1,205	1,446,097

		2,340,061
Idaho — 0.0%
Idaho Housing & Finance Association, RB, S/F Mortgage, Series E, AMT, 6.00%, 1/01/32	140	140,279
Illinois — 17.8%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	2,000	2,366,420
Series C, 6.50%, 1/01/41	9,085	11,117,587
City of Chicago Illinois, GO, Refunding, Series A:
Project, 5.25%, 1/01/33	1,460	1,587,735
5.25%, 1/01/29	1,125	1,234,901
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A:
5.00%, 1/01/41	970	1,084,567
AMT, 5.50%, 1/01/28	1,000	1,196,050
AMT, 5.50%, 1/01/29	1,500	1,785,840
AMT, 5.38%, 1/01/33	2,000	2,305,160
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	3,400	3,976,538
Sales Tax Receipts, 5.25%, 12/01/36	2,940	3,410,988
Sales Tax Receipts, 5.25%, 12/01/40	1,500	1,733,205
Sales Tax Receipts, 5.00%, 12/01/44	2,355	2,757,893
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	2,985	3,339,648
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.25%, 12/01/30	1,270	1,505,471
5.50%, 12/01/38	1,980	2,354,854
5.25%, 12/01/43	5,500	6,389,185
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,350	2,811,516
6.00%, 6/01/28	670	802,399
State of Illinois, GO:
5.25%, 2/01/31	1,495	1,679,588
5.25%, 2/01/32	2,320	2,595,105
5.50%, 7/01/33	1,000	1,144,730
5.50%, 7/01/38	700	796,383
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/28	2,500	2,863,525

		60,839,288
Indiana — 0.9%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	460	505,352
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	$2,370	$2,698,458

		3,203,810
Louisiana — 2.4%
Lake Charles Harbor & Terminal District, RB, Series B, AMT, 5.50%, 1/01/29	2,225	2,621,206
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 10/01/37	2,760	3,268,585
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	2,020	2,233,756

		8,123,547
Maryland — 0.2%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.00%, 7/01/45 (b)	480	556,118
Massachusetts — 0.5%
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,500	1,590,930
Michigan — 2.3%
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	3,420	3,889,019
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	3,115	3,933,715

		7,822,734
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,975	2,338,716
Mississippi — 1.3%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,405	3,231,623
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,188,400

		4,420,023
Nevada — 2.7%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	3,210	3,675,354
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	5,000	5,549,050

		9,224,404
New Jersey — 5.7%
New Jersey EDA, RB:
School Facilities Construction, Series UU, 5.00%, 6/15/40	1,460	1,627,506
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,940	2,180,191
The Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 1/01/31	1,355	1,535,052
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	3,400	3,869,982
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	3,030	3,493,045
Series A (AGC), 5.63%, 12/15/28	2,930	3,428,510
Series AA, 5.50%, 6/15/39	3,040	3,545,157

		19,679,443

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	17

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 9.2%
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Series EE:
Fiscal 2009, 5.25%, 6/15/40	$6,930	$7,981,350
5.38%, 6/15/43	2,220	2,647,772
City of New York New York Transitional Finance Authority, BARB, Fiscal 2015, Series S-1, 5.00%, 7/15/43	675	797,479
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	940	1,105,167
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/38	8,500	9,899,525
Series A-1, 5.25%, 11/15/39	1,550	1,846,732
New York State Dormitory Authority, Refunding RB, Series C, 5.00%, 3/15/42	3,990	4,681,906
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,000	2,332,800

		31,292,731
Ohio — 0.9%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	2,500	2,995,975
Pennsylvania — 1.2%
Township of Bristol Pennsylvania School District, GO:
5.25%, 6/01/37	2,500	2,962,675
5.25%, 6/01/43	1,100	1,298,187

		4,260,862
South Carolina — 4.1%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	3,760	4,548,284
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 7/01/38	2,940	3,562,604
5.50%, 7/01/41	2,500	2,939,525
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38	2,500	2,875,100

		13,925,513
Texas — 19.3%
Central Texas Turnpike System, Refunding RB, Series C (b):
5.00%, 8/15/37	1,625	1,852,386
5.00%, 8/15/42	760	863,679
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	2,345	2,786,095
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	6,700	8,057,956
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 1/01/19 (a)	620	749,940
6.50%, 7/01/37	2,380	2,759,324
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	4,555	5,174,571
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	1,615	1,818,361
Series H, 5.00%, 11/01/37	1,810	2,019,164
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	2,155	2,616,558
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	7,000	8,435,910
Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, Refunding RB, 1st Tier System:
Series A (NPFGC), 5.63%, 1/01/33	$10,975	$12,233,284
Series A (NPFGC), 5.75%, 1/01/40	11,575	13,010,300
Series B (NPFGC), 5.75%, 1/01/40	1,000	1,124,000
Series K-2 (AGC), 6.00%, 1/01/38	1,000	1,167,330
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	1,070	1,274,712

		65,943,570
Virginia — 1.1%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	945	1,084,539
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	2,195	2,666,683

		3,751,222
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	2,400	2,809,512
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	1,865	2,210,193

		5,019,705
Total Municipal Bonds — 122.6%		418,828,152

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Colorado — 3.0%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	9,410	10,089,026
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(d)	1,700	2,021,281
Florida — 4.4%
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	705	722,505
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	12,500	14,479,125

		15,201,630
Illinois — 2.9%
City of Chicago Illinois, ARB, O’Hare International Airport, Series A (AGM), 5.00%, 1/01/38	5,000	5,442,550
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	3,967	4,406,454

		9,849,004
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	2,304	2,664,668
Nevada — 6.3%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	10,000	11,649,200
Series B, 5.50%, 7/01/29	8,247	9,732,891

		21,382,091
New Jersey — 1.7%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	3,861	4,181,580

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (d)	$1,500	$1,679,101

		5,860,681
New York — 6.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF, 5.00%, 6/15/45	5,958	6,813,126
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,300	2,610,068
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,515	8,843,878
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	4,400	5,251,576

		23,518,648
Texas — 1.4%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	4,296	4,916,652
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$2,503	$2,816,419
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 28.8%		98,320,100
Total Long-Term Investments (Cost — $457,097,575) — 151.4%		517,148,252

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (e)(f)	5,400,634	5,400,634
Total Short-Term Securities (Cost — $5,400,634) — 1.6%		5,400,634
Total Investments (Cost — $462,498,209) — 153.0%		522,548,886
Other Assets Less Liabilities — 0.2%		548,205
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.8%)		(50,569,865)
VMTP Shares, at Liquidation Value — (38.4%)		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$341,527,226

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$2,716,065	$38,363
Morgan Stanley & Co. LLC	$556,118	$4,334

(c)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expire from October, 1, 2016 to November 15, 2019, is $4,822,897.

(e)	During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at January 31, 2015	Income
FFI Institutional Tax-Exempt Fund	4,174,381	1,226,253	5,400,634	$430

(f)	Represents the current yield as of report date.

•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(474)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$62,034,750	$(1,698,145)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	19

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$517,148,252	—	$517,148,252
Short-Term Securities	$5,400,634	—	—	5,400,634

Total	$5,400,634	$517,148,252	—	$522,548,886

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(1,698,145)	—	—	$(1,698,145)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$643,000	—	—	$643,000
Liabilities:
Bank overdraft	—	$(2,576,264)	—	(2,576,264)
TOB trust certificates	—	(50,557,016)	—	(50,557,016)
VMTP Shares	—	(131,000,000)	—	(131,000,000)

Total	$643,000	$(184,133,280)	—	$(183,490,280)

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 98.0%
Corporate — 0.5%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$2,435	$2,923,144
County/City/Special District/School District — 30.2%
Centinela Valley Union High School District, GO, Refunding, Election of 2008, Series B, 6.00%, 8/01/36	2,250	2,845,913
City & County of San Francisco California, COP, AMT, Port Facilities Project, Series C, 5.25%, 3/01/32	1,050	1,234,139
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,354,740
County of Los Angeles California Sanitation Districts Financing Authority, Refunding RB, (BHAC), 5.00%, 10/01/34	5,000	5,166,300
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,859,100
County of Orange California Water District, COP, Refunding, 5.25%, 8/15/34	9,045	10,610,509
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,755	3,402,783
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 8/01/37	2,705	3,239,562
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,500	3,115,425
Grossmont Union High School District, GO, Election of 2008, Series C, 5.50%, 8/01/33	1,880	2,245,190
Kern Community College District, GO, Safety Repair & Improvements, Series C, 5.25%, 11/01/32	5,715	6,948,411
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,075	2,404,240
Menlo Park City School District, GO, Refunding, 4.00%, 7/01/43	2,550	2,760,018
Mount San Antonio Community College District, GO, Refunding, Election of 2008, Series 2013 A, 5.00%, 8/01/34	4,500	5,353,155
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 8/01/41	8,140	9,518,346
Orchard School District, GO, Election of 2001, Series A (AGC), 5.00%, 8/01/34	7,490	8,592,079
Oxnard Union High School District California, GO, Refunding, Series A (NPFGC), 6.20%, 8/01/30	9,645	10,585,966
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM):
5.50%, 8/01/34	2,000	2,280,520
5.63%, 8/01/39	4,500	5,135,400
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,670,150
San Bernardino Community College District, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	4,570	4,870,797
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/34	7,000	7,138,950
San Jose California Financing Authority, Series A, LRB, Convention Center Expansion & Renovation Project:
5.75%, 5/01/36	2,570	2,725,125
5.75%, 5/01/42	4,500	5,444,955
San Jose California Financing Authority, Refunding LRB:
Civic Center Project, 5.00%, 6/01/32	3,375	4,000,658
Convention Center Expansion & Renovation Project, 5.00%, 6/01/39	9,750	11,405,647
San Juan Unified School District, GO, Election of 2002 (AGM), 5.00%, 8/01/34	6,475	7,355,859
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,000	3,603,600
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	$5,600	$6,618,136
Walnut Valley Unified School District, GO, Election of 2007, Series B, 5.75%, 8/01/41	7,680	9,323,136
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 8/01/41	6,140	7,153,960
Election of 2010, Series B, 5.50%, 8/01/39	3,000	3,626,760
Election of 2012, Series A, 5.50%, 8/01/39	2,500	3,022,300

		172,611,829
Education — 7.7%
California Educational Facilities Authority, RB, California Institute of Technology, 5.00%, 11/01/39	3,500	4,058,040
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,750	3,280,915
California State University, Refunding RB, Series C (NPFGC), 5.00%, 11/01/15 (a)	14,000	14,511,700
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,165	2,575,462
5.75%, 8/01/35	8,400	10,101,756
State of California, GO, Refunding, 5.00%, 10/01/44	4,000	4,751,960
University of California, RB, 5.25%, 5/15/36	3,680	4,497,255

		43,777,088
Health — 11.8%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series A, 6.00%, 8/01/30	2,345	2,893,237
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	10,500	11,885,895
Providence Health Services, Series B, 5.50%, 10/01/39	4,105	4,813,359
Sutter Health, Series A, 5.25%, 11/15/46	6,970	7,494,771
Sutter Health, Series B, 6.00%, 8/15/42	7,715	9,344,717
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	2,310	2,746,336
Catholic Healthcare West, Series A, 6.00%, 7/01/39	5,500	6,497,535
Stanford Hospital, Series A-3, 5.50%, 11/15/40	3,140	3,841,288
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series B, 5.25%, 3/01/45	6,000	6,259,380
Sutter Health, Series A, 6.00%, 8/15/42	4,555	5,517,198
California Statewide Communities Development Authority, Refunding RB:
Catholic Healthcare West, Series D (BHAC), 5.50%, 7/01/31	865	959,354
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	2,850	3,220,500
Washington Township Health Care District, GO, Series B, 5.50%, 8/01/38	1,625	2,014,886

		67,488,456
State — 7.6%
State of California, GO, Various Purposes:
6.00%, 3/01/33	5,500	6,814,060
6.00%, 4/01/38	17,180	20,765,122
6.00%, 11/01/39	3,510	4,335,447

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	21

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
State (concluded)
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	$3,670	$4,494,833
Various Capital Projects, Series I, 5.50%, 11/01/33	2,575	3,185,893
Various Capital Projects, Sub-Series I-1, 6.13%, 11/01/29	3,365	4,170,211

		43,765,566
Transportation — 17.7%
California Statewide Communities Development Authority, Refunding RB, 5.00%, 11/01/43	4,250	4,987,503
City & County of San Francisco California Airports Commission, ARB:
Series E, 6.00%, 5/01/39	9,650	11,564,946
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	860	864,068
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.13%, 1/01/27	985	989,511
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
2nd Series 34E (AGM), 5.75%, 5/01/24	5,000	5,664,300
2nd Series 34E (AGM), 5.75%, 5/01/25	3,500	3,950,730
2nd Series A, 5.25%, 5/01/33	1,435	1,687,775
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airoport, Sub-Series B, 5.00%, 5/15/40	2,500	2,867,225
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.25%, 5/15/29	4,760	5,574,769
City of San Jose California, Refunding ARB, Series A-1, AMT, 6.25%, 3/01/34	1,400	1,670,242
County of Orange California, ARB, Series B, 5.75%, 7/01/34	5,000	5,575,250
County of Sacramento California, ARB:
Senior Series B, AMT (AGM), 5.25%, 7/01/33	8,055	8,748,938
Subordinated & Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 7/01/39	5,555	6,388,195
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 3/01/40	4,500	5,455,350
County of San Diego California Regional Airport Authority, Refunding ARB, Series B, 5.00%, 7/01/40	6,350	7,283,323
Los Angeles County Metropolitan Transportation Authority, RB, (AMBAC):
5.00%, 7/01/15 (a)	3,345	3,413,439
5.00%, 7/01/15 (a)	5,705	5,821,724
5.00%, 7/01/27	655	667,949
5.00%, 7/01/35	1,120	1,143,430
Los Angeles Harbor Department, RB, Series B:
5.25%, 8/01/34	5,530	6,431,003
5.25%, 8/01/39	2,750	3,198,058
San Francisco City & County Airports Commisson-San Francisco International Airport, Refunding RB, AMT, Series A, 5.00%, 5/01/40	6,300	7,245,252

		101,192,980
Utilities — 22.5%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	5,000	5,988,400
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	8,000	9,255,760
Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
City of Los Angeles California Wastewater System, Refunding RB, Sub-Series A, 5.00%, 6/01/28	$2,000	$2,336,120
City of Napa California Water Revenue, RB, (AMBAC), 5.00%, 5/01/35	8,070	8,785,325
City of San Francisco California, Refunding RB, Public Utilities Water Commission, Series A, 5.25%, 11/01/31	6,280	7,380,947
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series A, 5.00%, 11/01/37	10,000	11,665,200
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/38	4,895	5,473,882
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	4,000	4,876,520
East Bay California Municipal Utility District Water System Revenue, RB, Series A (NPFGC):
5.00%, 6/01/15 (a)	10,905	11,083,842
5.00%, 6/01/35	4,000	4,067,160
East Bay California Municipal Utility District Water System Revenue, Refunding RB:
Series A (NPFGC), 5.00%, 6/01/17 (a)	4,000	4,381,200
Sub-Series A (AGM), 5.00%, 6/01/37	10,000	10,953,000
Sub-Series A (AMBAC), 5.00%, 6/01/17 (a)	3,000	3,277,830
East Bay Municipal Utility District, Refunding RB, Sub-Series A, 5.00%, 6/01/30	5,000	5,914,050
El Dorado Irrigation District / El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	5,000	6,039,050
Imperial Irrigation District, Refunding RB, Electric System, 5.13%, 11/01/38	6,200	6,999,614
Los Angeles County Public Works Financing Authority, Refunding RB, Series A, 5.00%, 12/01/44 (b)	3,150	3,709,503
Los Angeles Department of Water & Power, RB, Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,500	7,945,350
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/34	2,000	2,322,660
Santa Monica Community College District, GO, Series B, 5.00%, 8/01/44	5,000	5,944,400

		128,399,813
Total Municipal Bonds — 98.0%		560,158,876

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 53.7%
County/City/Special District/School District — 24.1%
Arcadia Unified School District California, GO, Election of 2006, Series A (AGM), 5.00%, 8/01/37	7,925	8,555,233
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	10,000	11,367,900
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	12,150	13,259,781
Los Angeles Community College District California, GO:
Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	12,000	13,330,200
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	26,438	29,368,124
Election of 2003, Series F-1, 5.00%, 8/01/33	12,000	13,804,800
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series C, 6.00%, 8/01/33 (a)	9,596	11,823,706

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	$5,000	$5,736,450
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/16 (a)	10,000	10,706,000
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	19,630	20,023,581

		137,975,775
Education — 9.4%
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	12,775,290
University of California, RB:
5.25%, 5/15/44	9,210	11,170,441
Limited Project, Series D (AGM), 5.00%, 5/15/41	8,000	8,535,280
Series L, 5.00%, 5/15/40	7,398	7,893,036
Series O, 5.75%, 5/15/34	11,190	13,269,214

		53,643,261
Health — 3.9%
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	19,860	22,489,861
Utilities — 16.3%
Anaheim Public Financing Authority,:
5.00%, 5/01/39	6,000	6,999,960
5.00%, 5/01/46	13,500	15,583,185
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	4,380	5,052,242
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	8,510	9,496,139
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (concluded)
Utilities (concluded)
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/17 (a)	$7,990	$8,743,137
Los Angeles Department of Water & Power, RB, Power System:
Sub-Series A-1 (AGM), 5.00%, 7/01/37	13,525	14,804,729
Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	5,029	5,487,461
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	15,000	16,457,250
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	9,277	10,467,840

		93,091,943
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 53.7%		307,200,840
Total Long-Term Investments (Cost — $787,940,108) — 151.7%		867,359,716

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (d)(e)	8,933,513	8,933,513
Total Short-Term Securities (Cost — $8,933,513) — 1.6%		8,933,513
Total Investments (Cost — $796,873,621) — 153.3%		876,293,229
Other Assets Less Liabilities — 0.1%		1,052,431
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.3%)		(139,183,969)
VRDP Shares, at Liquidation Value — (29.1%)		(166,500,000)

Net Assets Applicable to Common Shares — 100.0%		$571,661,691

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup Global Markets, Inc.	$3,709,503	$49,908

(c)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at January 31, 2015	Income
BIF California Municipal Money Fund	1,241,242	7,692,271	8,933,513	$1

(e)	Represents the current yield as of report date.

•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(400)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$52,350,000	$(1,333,178)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	23

Schedule of Investments (concluded)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]	—	$867,359,716	—	$867,359,716
Short-Term Securities	$8,933,513	—	—	8,933,513

Total	$8,933,513	$867,359,716	—	$876,293,229

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(1,333,178)	—	—	$(1,333,178)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$543,000	—	—	$543,000
Liabilities:
TOB trust certificates	—	$(139,157,373)	—	(139,157,373)
VRDP Shares	—	(166,500,000)	—	(166,500,000)

Total	$543,000	$(305,657,373)	—	$(305,114,373)

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 133.7%
Corporate — 2.8%
County of Monroe EDC Michigan, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	$3,805	$5,124,498
County/City/Special District/School District — 26.0%
Anchor Bay School District, GO, Refunding, (Q-SBLF):
4.38%, 5/01/27	640	705,478
4.50%, 5/01/29	605	665,784
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,250	1,360,038
5.00%, 4/01/26	1,250	1,360,888
5.00%, 4/01/27	500	540,750
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	600	628,878
Columbia Michigan School District, GO, Unlimited Tax, School Building & Site (Q-SBLF), 5.00%, 5/01/38	1,970	2,302,615
Comstock Park Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	450	532,449
5.50%, 5/01/41	830	981,375
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	400	404,140
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	2,000	2,291,940
Dearborn School District, GO, Series A (Q-SBLF):
5.00%, 5/01/32	570	676,453
5.00%, 5/01/33	610	721,301
5.00%, 5/01/34	455	536,463
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	1,880	2,076,441
Fraser Public School District Michigan, GO, (Q-SBLF):
School Building & Site (AGM), 5.00%, 5/01/25 (a)	1,255	1,270,462
Refunding, 5.00%, 5/01/29 (b)	580	696,452
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	400	476,708
5.50%, 5/01/36	800	946,576
5.50%, 5/01/41	1,000	1,182,380
Harper Creek Community School District Michigan, GO, Refunding, (AGM) (Q-SBLF), 5.00%, 5/01/22	1,000	1,011,750
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	2,650	3,013,421
Jonesville Community Schools Michigan, GO, Refunding, (NPFGC) (Q-SBLF), 5.00%, 5/01/29	1,085	1,096,121
L’Anse Creuse Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF) (a):
5.00%, 5/01/26	1,050	1,062,936
5.00%, 5/01/35	2,000	2,024,640
Lincoln Consolidated School District Michigan, GO, Refunding, (NPFGC) (Q-SBLF), 4.63%, 5/01/28	1,675	1,746,740
Livonia Public Schools School District Michigan, GO, Series I (AGM), 5.00%, 5/01/43	1,910	2,196,385
Romulus Community Schools, GO, Unlimited Tax, Refunding (AGM) (Q-SBLF):
4.25%, 5/01/27	725	800,074
4.50%, 5/01/29	630	700,182
Roseville Community Schools, GO, Refunding(Q-SBLF):
5.00%, 5/01/30	1,615	1,931,282
5.00%, 5/01/31	1,000	1,191,900
5.00%, 5/01/34 (b)	2,320	2,726,812
Thornapple Kellogg School District Michigan, GO, Refunding, School Building & Site (NPFGC) (Q-SBLF), 5.00%, 5/01/32 (a)	1,500	1,649,595
Municipal Bonds	Par (000)	Value
Michigan (continued)
County/City/Special District/School District (concluded)
Troy School District, GO, (Q-SBLF), 5.00%, 5/01/28	$760	$915,580
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/28	750	832,268
Walled Lake Consolidated School District, GO, (Q-SBLF):
5.00%, 5/01/37	1,080	1,266,008
5.00%, 5/01/40	1,000	1,167,160
Walled Lake Consolidated School District, GO, (Q-SBLF):
5.00%, 5/01/43	1,530	1,780,599

		47,471,024
Education — 20.7%
Central Michigan University, Refunding RB, 5.00%, 10/01/39	380	448,962
Ciy of Grand Rapids Michigan, EDC, RB, Ferris State University Project, Series A, 5.50%, 10/01/35	760	875,991
Ferris State University, Refunding RB, General (AGM):
4.50%, 10/01/24	1,595	1,780,833
4.50%, 10/01/25	1,405	1,568,697
Michigan Finance Authority, Refunding RB:
AMT, 4.00%, 11/01/28	3,325	3,421,924
AMT, 4.00%, 11/01/29	2,240	2,296,627
AMT, 4.00%, 11/01/30	1,080	1,103,695
AMT, 4.00%, 11/01/31	1,195	1,220,011
Michigan State University, Refunding RB, General:
Series A, 5.00%, 8/15/41	3,035	3,556,716
Series C, 5.00%, 2/15/40	3,770	4,292,635
Series C, 5.00%, 2/15/44	1,000	1,138,630
Michigan Technological University, Refunding RB, Series A, 5.00%, 10/01/34	810	927,920
Oakland University, RB, General:
5.00%, 3/01/32	400	456,472
Series A, 5.00%, 3/01/38	1,820	2,095,093
Series A, 5.00%, 3/01/43	2,980	3,418,865
University of Michigan, RB, Series A, 5.00%, 4/01/39	1,300	1,554,215
Wayne State University, RB, Series A, 5.00%, 11/15/40	1,000	1,159,370
Western Michigan University, Refunding RB, General:
5.00%, 11/15/39	665	764,311
University and College Improvements, 5.25%, 11/15/40	1,400	1,607,018
University and College Improvements, 5.25%, 11/15/43	3,220	3,814,348
University and College Improvements (AGM), 5.25%, 11/15/33	380	443,388

		37,945,721
Health — 30.4%
Grand Traverse County Hospital Finance Authority, RB, Series A:
5.00%, 7/01/44	655	751,934
5.00%, 7/01/47	835	956,559
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	2,750	3,059,073
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	3,000	3,500,370
Michigan Finance Authority, RB, Sparrow Obligated Group, 5.00%, 11/15/36	950	1,053,227
Michigan Finance Authority, Refunding RB:
5.00%, 6/01/39	570	656,190
Hospital, Oakwood Obligated Group, 5.00%, 8/15/31	570	664,204
Trinity Health Credit Group, 5.00%, 12/01/31	1,900	2,178,711

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	25

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Health (concluded)
Michigan Finance Authority, Refunding RB (concluded):
Trinity Health Credit Group, 5.00%, 12/01/35	$2,400	$2,719,968
Trinity Health Credit Group, 5.00%, 12/01/39	1,650	1,854,699
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	2,300	2,646,219
McLaren Health Care, Series C, 5.00%, 8/01/35	1,585	1,619,727
MidMichigan Obligated Group, Series A, 5.00%, 4/15/16 (a)	380	401,645
Michigan State Hospital Finance Authority, Refunding RB:
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/21 (a)	400	442,516
Trinity Health Credit, Series A, 5.00%, 12/01/26	855	922,271
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/25 (a)	2,470	2,732,536
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/37 (a)	3,340	3,695,009
Hospital, Sparrow Obligated Group, 5.00%, 11/15/31	1,595	1,733,765
McLaren Health Care, Series A, 5.00%, 6/01/35	860	964,653
McLaren Health Care, Series A, 5.75%, 5/15/38	1,500	1,695,150
Trinity Health Credit Group, Series A, 6.13%, 12/01/23	940	1,093,812
Trinity Health Credit Group, Series A, 6.25%, 12/01/28	570	666,193
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	2,450	2,603,542
Trinity Health Credit, Series A, 6.50%, 12/01/33	1,400	1,654,170
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
Series D, 5.00%, 9/01/39	10,500	12,086,970
Series V, 8.25%, 9/01/18 (a)	1,000	1,262,830
Series W, 6.00%, 8/01/39 (a)	575	702,265
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	1,200	1,379,136

		55,697,344
Housing — 7.4%
Michigan State HDA, RB:
Deaconess Tower, AMT (Ginnie Mae), 5.25%, 2/20/48	1,000	1,021,610
Series A, 4.75%, 12/01/25	2,605	2,826,243
Series A, 4.45%, 10/01/34	380	405,999
Series A, 4.63%, 10/01/39	1,325	1,412,596
Series A, 4.75%, 10/01/44	1,900	2,022,911
Michigan State HDA, Refunding RB:
Rental Housing, Series D, 4.50%, 10/01/48	3,770	3,991,261
Michigan State HDA, Refunding RB:
Series A, 6.05%, 10/01/41	1,625	1,814,199

		13,494,819
State — 13.0%
Michigan Finance Authority, Refunding RB, Detroit Regional Convention Facility Authority Local Project Bonds, 5.00%, 10/01/39	2,050	2,373,183
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	2,650	3,070,740
State of Michigan Building Authority, RB, Local Government Loan Program, Series F, 5.25%, 10/01/41	2,510	2,788,058
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/38	2,350	2,761,650
Municipal Bonds	Par (000)	Value
Michigan (concluded)
State (concluded)
State of Michigan Building Authority, Refunding RB, Facilities Program (concluded):
Series I (AGC), 5.25%, 10/15/24	$2,000	$2,346,460
Series I (AGC), 5.25%, 10/15/25	1,500	1,753,875
Series I (AGC), 5.25%, 10/15/26	400	466,628
Series I-A, 5.50%, 10/15/45	750	875,025
Series II (AGM), 5.00%, 10/15/26	3,000	3,465,780
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/33	1,150	1,351,112
5.00%, 11/15/36	2,220	2,583,325

		23,835,836
Transportation — 13.1%
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/27	3,250	3,609,353
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	3,730	3,868,047
5.25%, 12/01/26	3,700	3,836,937
5.00%, 12/01/34	3,550	3,661,718
5.00%, 12/01/39	560	632,352
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/26	3,060	3,496,234
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.38%, 12/01/32	4,300	4,863,644

		23,968,285
Utilities — 20.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,010	1,112,111
City of Detroit Michigan Water Supply System, RB, Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	915	918,175
City of Detroit Michigan Water Supply System, Refunding RB, 2nd Lien, Series C (AGM), 5.00%, 7/01/29	6,275	6,486,969
City of Grand Rapids Michigan, Refunding RB, Series A (NPFGC), 5.50%, 1/01/22	1,500	1,779,210
City of Holland Michigan Electric Utility System, RB, Series A:
5.00%, 7/01/33	1,140	1,324,965
5.00%, 7/01/39	4,640	5,366,810
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A:
5.00%, 7/01/27	1,210	1,418,507
5.00%, 7/01/31	2,600	3,006,614
5.00%, 7/01/37	1,270	1,452,347
5.50%, 7/01/41	2,000	2,403,040
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	190	212,975
5.63%, 10/01/40	500	566,820
City of Wyoming Michigan, RB, Sewer System (NPFGC), 5.00%, 6/01/30	5,300	5,376,426
Michigan Finance Authority, Refunding RB, Senior Lien, Detroit Water and Sewer, Series C-3:
5.00%, 7/01/31	380	438,915
5.00%, 7/01/32	1,995	2,293,751
5.00%, 7/01/33	1,140	1,305,710
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund:
5.00%, 10/01/27	750	803,047
Pooled Project, 5.00%, 10/01/27	760	901,421

		37,167,813
Total Municipal Bonds in Michigan		244,705,340

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Guam — 3.4%
State — 3.4%
Territory of Guam, RB:
Business Privilege Tax Bonds, Series A, 5.25%, 1/01/36	$310	$353,701
Business Privilege Tax Bonds, Series A, 5.13%, 1/01/42	3,390	3,823,479
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/32	570	645,308
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/37	405	453,385
Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	850	949,306
Total Municipal Bonds in Guam		6,225,179

U.S. Virgin Islands — 2.1%
State — 2.1%
Virgin Islands Public Finance Authority, Refunding RB, Series C, 5.00%, 10/01/39	3,395	3,797,715
Total Municipal Bonds — 139.2%		254,728,234

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Michigan — 15.3%
County/City/Special District/School District — 4.2%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/37	4,154	4,476,214
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	2,850	3,140,016

		7,616,230
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Michigan (concluded)
Education — 11.1%
Michigan State University, Refunding RB, General, Series A, 5.00%, 8/15/38	$3,780	$4,451,819
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	2,500	2,773,375
Wayne State Univeristy, RB, General, Series A, 5.00%, 11/15/40	3,810	4,417,200
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	7,793	8,734,458

		20,376,852
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.3%		27,993,082
Total Long-Term Investments (Cost — $257,378,211) — 154.5%		282,721,316

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (d)(e)	2,086,460	2,086,460
Total Short-Term Securities (Cost — $2,086,460) — 1.1%		2,086,460
Total Investments (Cost — $259,464,671) — 155.6%		284,807,776
Liabilities in Excess of Other Assets — (0.5)%		(1,027,355)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.4%)		(13,495,214)
VRDP Shares, at Liquidation Value — (47.7%)		(87,300,000)

Net Assets Applicable to Common Shares — 100.0%		$182,985,207

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Stifel Nicolaus	$3,423,264	$55,390

(c)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at January 31, 2015	Income
BIF Michigan Money Fund	2,269,658	(2,269,658)	—	—
FFI Institutional Tax-Exempt Fund	—	2,086,460	2,086,460	$147

(e)	Represents the current yield as of report date.

•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(135)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$17,668,125	$(396,792)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	27

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]		$282,721,316	—	$282,721,316
Short-Term Securities	$2,086,460	—	—	2,086,460

Total	$2,086,460	$282,721,316	—	$284,807,776

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(396,792)	—	—	$(396,792)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$184,000	—	—	$184,000
Liabilities:
TOB trust certificates	—	$(13,492,998)	—	(13,492,998)
VRDP Shares	—	(87,300,000)	—	(87,300,000)

Total	$184,000	$(100,792,998)	—	$(100,608,998)

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 121.6%
Corporate — 3.4%
City of New York New York Industrial Development Agency, Refunding RB, AMT:
Terminal One Group Association Project, 5.50%, 1/01/24 (a)	$1,500	$1,566,150
Transportation Infrastructure Properties LLC, Series A, 5.00%, 7/01/28	930	1,036,187
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	4,000	4,018,520
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	6,500	8,108,295
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	4,750	4,932,400

		19,661,552
County/City/Special District/School District — 29.6%
Buffalo & County of Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,040	1,190,405
City of New York New York, GO, Fiscal 2012, Sub-Series D-1, 5.00%, 10/01/33	8,350	9,791,293
City of New York New York, GO, Refunding:
Fiscal 2012, Series I, 5.00%, 8/01/32	490	574,427
Fiscal 2014, Series E, 5.00%, 8/01/32	2,040	2,421,602
Series E, 5.50%, 8/01/25	6,230	7,944,434
City of New York New York, GO:
Series A-1, 5.00%, 8/01/31	1,300	1,547,559
Series A-1, 5.00%, 8/01/35	1,950	2,272,023
Sub-Series A-1, 5.00%, 8/01/33	2,100	2,482,263
Sub-Series A-1, 5.00%, 10/01/34	1,845	2,159,425
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	30,600	31,572,162
5.00%, 11/15/44	11,670	12,053,943
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	6,865	8,146,901
5.00%, 7/01/33	1,675	1,934,709
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/39 (b)	5,000	2,036,550
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/43 (b)	4,330	1,458,214
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	1,000	1,174,030
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	6,910	7,173,616
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	1,750	1,816,763
Yankee Stadium Project (NPFGC), 5.00%, 3/01/36	2,250	2,378,025
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	9,650	9,975,398
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
(NPFGC), 5.00%, 2/01/33	1,640	1,646,494
Sub-Series A-1, 5.00%, 11/01/38	1,000	1,185,900
Sub-Series B-1, 5.00%, 11/01/35	2,510	2,986,574
Sub-Series B-1, 5.00%, 11/01/36	1,690	2,006,300
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB, (NPFGC), 5.00%, 11/15/26	$205	$205,814
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A:
5.25%, 5/01/31	2,305	2,726,354
5.25%, 5/01/32	1,000	1,180,880
Hudson Yards Infrastructure Corp., RB:
Series A (AGC), 5.00%, 2/15/47	550	588,275
Series A (AGC), 5.00%, 2/15/47	4,300	4,599,237
Series A (AGM), 5.00%, 2/15/47	4,580	4,898,722
Series A (NPFGC), 4.50%, 2/15/47	14,175	14,996,016
Series A (NPFGC), 5.00%, 2/15/47	4,665	4,981,847
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	2,570	2,953,367
4 World Trade Center Project, 5.00%, 11/15/44	2,000	2,266,380
4 World Trade Center Project, 5.75%, 11/15/51	3,460	4,129,648
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,090	1,197,572
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	4,725	5,359,426
North Country Development Authority, Refunding RB, (AGM), 6.00%, 5/15/15	205	207,550
Syracuse New York Industrial Development Agency, RB, PILOT, Carousel Center Project, Series A, AMT (Syncora), 5.00%, 1/01/36	3,400	3,459,262
Town of North Hempstead New York, GO, Refunding, Series B (NPFGC), 6.40%, 4/01/17	555	622,222

		172,301,582
Education — 21.5%
Albany Capital Resource Corp., Refunding RB, Series A:
Albany College of Pharmacy and Health Sciences, 5.00%, 12/01/32	100	115,998
Albany College of Pharmacy and Health Sciences, 4.00%, 12/01/34	110	114,540
5.00%, 12/01/31	250	290,225
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	2,000	2,172,560
Build New York City Resource Corp., Refunding RB, Series A, 5.00%, 6/01/43	525	614,119
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of National History, Series A, 5.00%, 7/01/37	2,265	2,712,337
American Museum of National History, Series A, 5.00%, 7/01/41	825	977,345
Carnegie Hall, Series A, 4.75%, 12/01/39	3,550	3,948,594
Carnegie Hall, Series A, 5.00%, 12/01/39	2,150	2,453,838
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,129,360
Wildlife Conservation Society, Series A, 5.00%, 8/01/42	750	869,160
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	6,445	7,330,156
County of Madison New York Industrial Development Agency, RB, Colgate University Project, Series A (AMBAC):
5.00%, 7/01/35	2,675	2,703,997
5.00%, 7/01/30	5,410	5,474,379
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series B, 4.50%, 7/01/35	3,885	4,251,394

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	29

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	$1,440	$1,678,478
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/30	1,190	1,376,651
5.00%, 12/01/36	1,150	1,315,600
County of Rensselaer New York Industrial Development Agency, RB, Polytechnic Institute, Series B (AMBAC), 5.50%, 8/01/22	1,255	1,260,447
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	500	576,770
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	500	577,880
5.25%, 7/01/36	860	977,192
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	675	787,003
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	2,075	2,462,631
Fordham University, Series A, 5.00%, 7/01/28	325	381,004
Fordham University, Series A, 5.50%, 7/01/36	1,550	1,860,310
General Purpose, Series A, 5.00%, 2/15/36	5,500	6,443,525
New School (AGM), 5.50%, 7/01/43	4,050	4,737,163
New York University Mount Sinai School of Medicine at NYU, 5.13%, 7/01/39	665	753,990
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	4,580	6,293,103
New York University, Series B, 5.00%, 7/01/34	1,000	1,141,770
New York University, Series B, 5.00%, 7/01/37	600	698,346
New York University, Series B, 5.00%, 7/01/42	3,240	3,730,892
New York University, Series C, 5.00%, 7/01/38	2,000	2,247,080
State University Dormitory Facilities, Series A, 5.00%, 7/01/35	800	924,680
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	2,035	2,344,239
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	1,500	1,743,240
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	1,000	1,192,410
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,162,560
Fordham University, 4.13%, 7/01/39	930	1,000,606
Fordham University, 5.00%, 7/01/44	2,130	2,479,150
New York University Mount Sinai School of Medicine (NPFGC), 5.00%, 7/01/35	6,100	6,572,140
New York University, Series A, 5.00%, 7/01/31	3,955	4,626,559
New York University, Series A, 5.00%, 7/01/37	4,775	5,557,670
Rochester Institute of Technology, 4.00%, 7/01/32	2,355	2,515,423
Rochester Institute of Technology, 5.00%, 7/01/38	500	571,780
Rochester Institute of Technology, 5.00%, 7/01/42	750	853,905
Rockefeller University, Series B, 4.00%, 7/01/38	1,370	1,488,039
St. John’s University, Series A, 5.00%, 7/01/27	430	503,973
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	4,195	5,126,500
State University Dormitory Facilities, Series A, 5.25%, 7/01/31	8,735	10,659,670
Municipal Bonds	Par (000)	Value
New York (concluded)
Education (concluded)
State of New York Dormitory Authority, Refunding RB (concluded):
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	$1,490	$1,707,123

		125,487,504
Health — 9.5%
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	2,200	2,508,198
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center, (AGC):
5.50%, 4/01/30	250	295,640
5.50%, 4/01/34	490	575,730
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A:
5.00%, 12/01/32	830	942,025
5.00%, 12/01/37	350	391,801
County of Monroe New York Industrial Development Corp., Refunding RB:
Rochester General Hospital Project, Series B, 3.60%, 12/01/32	565	585,221
Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	5,650	6,728,020
County of Suffolk New York Economic Development Corp., RB, Catholic Health Services, Series C, 5.00%, 7/01/32	625	726,338
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	2,000	2,254,720
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	2,000	2,268,120
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	6,500	7,100,275
Montefiore Hospital (NPFGC) (FHA), 5.00%, 8/01/33	1,500	1,505,595
New York University Hospitals Center, Series A, 5.75%, 7/01/31	3,450	4,035,879
New York University Hospitals Center, Series A, 6.00%, 7/01/40	1,100	1,287,891
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	2,075	2,369,608
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 5/01/39	1,000	1,069,450
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	800	855,560
State of New York Dormitory Authority, Refunding RB, Series A:
New York University Hospitals Center, 4.90%, 8/15/15 (c)	2,900	2,974,124
New York University Hospitals Center, 5.00%, 7/01/36 (c)	1,500	1,658,280
North Shore-Long Island Jewish Obligated Group, 5.00%, 5/01/32	4,000	4,528,360
North Shore-Long Island Jewish Obligated Group, 5.25%, 5/01/34	9,220	10,535,510

		55,196,345
Housing — 4.5%
City of New York New York Housing Development Corp., RB, M/F Housing:
Class F, 4.50%, 2/15/48	1,230	1,259,754
Series A-1-A, AMT, 5.00%, 11/01/30	750	780,517
Series A-1-A, AMT, 5.45%, 11/01/46	1,335	1,377,787
Series C, AMT, 5.00%, 11/01/26	1,500	1,521,060
Series C, AMT, 5.05%, 11/01/36	2,000	2,042,560

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Housing (concluded)
City of New York New York Housing Development Corp., RB, M/F Housing (concluded):
Series H-1, AMT, 4.70%, 11/01/40	$1,340	$1,361,561
Series H-2-A, AMT, 5.20%, 11/01/35	840	872,432
Series H-2-A, AMT, 5.35%, 5/01/41	600	629,148
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, AMT (SONYMA), 5.25%, 4/01/37	2,445	2,461,357
County of Monroe New York Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA):
6.13%, 2/01/20	480	481,637
6.25%, 2/01/31	1,125	1,127,756
State of New York HFA, RB, St. Philip’s Housing, Series A, AMT (Fannie Mae), 4.65%, 11/15/38	1,500	1,524,930
State of New York Mortgage Agency, RB, S/F Housing, 49th Series, 4.00%, 10/01/43	2,405	2,504,904
State of New York Mortgage Agency, Refunding RB:
48th Series, 3.70%, 10/01/38	4,285	4,429,533
S/F Housing, 143rd Series, AMT, 4.85%, 10/01/27	1,100	1,143,692
S/F Housing, 143rd Series, AMT (NPFGC), 4.85%, 10/01/27	2,485	2,570,161

		26,088,789
State — 16.4%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,700	1,782,467
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	6,000	6,871,620
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	5,500	6,407,610
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,500	1,747,530
Fiscal 2015, Series S-1, 5.00%, 7/15/43	3,570	4,217,776
Series S-2 (AGM) (NPFGC), 5.00%, 1/15/37	5,000	5,368,200
Series S-2 (NPFGC), 4.25%, 1/15/34	5,000	5,141,000
Metropolitan Transportation Authority, RB, Dedicated Tax Fund, Series A (NPFGC), 5.00%, 11/15/31	3,905	4,187,917
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/34	1,500	1,719,585
Sub-Series B-1, 5.00%, 11/15/31	3,465	4,117,667
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	13,080	14,761,565
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/37	1,000	1,160,790
General Purpose, Series B, 5.00%, 3/15/42	7,500	8,621,550
Master BOCES Program Lease (AGC), 5.00%, 8/15/28	1,750	1,987,563
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/37	4,050	4,440,703
Series C, 5.00%, 12/15/31	6,230	6,757,245
State Personal Income Tax, Series A, 5.00%, 2/15/43	1,000	1,162,110
State Supported Debt, Series A, 5.00%, 3/15/44	4,550	5,411,497
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	550	603,059
State of New York Thruway Authority, RB:
2nd General Highway & Bridge Trust, Series A (AMBAC), 5.00%, 4/01/26	4,380	4,613,279
2nd General Highway & Bridge Trust, Series B, 5.00%, 4/01/27	1,500	1,652,745
Transportation, Series A, 5.00%, 3/15/32	1,130	1,337,434
New York (continued)
State (concluded)
State of New York Urban Development Corp., RB, State Personal Income Tax, Series A, 3.50%, 3/15/28	$1,500	$1,589,565

		95,660,477
Tobacco — 1.2%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	2,190	2,204,651
Niagara Tobacco Asset Securitization Corp., Refunding RB:
5.25%, 5/15/34	1,650	1,919,940
5.25%, 5/15/40	2,250	2,604,375

		6,728,966
Transportation — 25.4%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	1,000	1,185,860
Series A, 5.00%, 11/15/30	2,935	3,476,478
Series A-1, 5.25%, 11/15/33	2,565	3,084,874
Series A-1, 5.25%, 11/15/34	2,840	3,403,286
Series C, 6.50%, 11/15/28	3,200	3,866,496
Series D, 5.25%, 11/15/41	3,450	4,004,035
Series E, 5.00%, 11/15/38	7,785	9,084,784
Series E, 5.00%, 11/15/43	4,000	4,637,480
Series H, 5.00%, 11/15/25	1,000	1,215,330
Series H, 5.00%, 11/15/31	1,690	1,991,310
Sub-Series B, 5.00%, 11/15/25	3,250	3,991,227
Metropolitan Transportation Authority, Refunding RB, Series D, 5.25%, 11/15/29	1,000	1,176,510
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	3,500	4,118,905
Niagara Falls Bridge Commission, RB, Series A (BAM), 4.00%, 10/01/44	1,560	1,642,836
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	1,900	2,070,411
Port Authority of New York & New Jersey, ARB:
Consolidated, 163rd Series, 5.00%, 7/15/35	2,500	2,912,625
Consolidated, 169th Series, AMT, 5.00%, 10/15/41	1,000	1,112,960
Consolidated, 183rd Series, 4.00%, 6/15/44	5,000	5,317,450
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	8,160	8,208,144
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	1,140	1,321,534
179th Series, 5.00%, 12/01/38	1,390	1,644,579
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	6,090	6,248,523
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	2,250	2,360,002
Consolidated, 177th Series, AMT, 3.50%, 7/15/35	1,370	1,361,657
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	1,975	2,047,226
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	855,638
Port Authority of New York & New Jersey, Refunding RB, Series G (AGM), 5.75%, 12/01/25	3,500	3,511,060
State of New York Thruway Authority, Refunding RB:
General, Series G (AGM), 4.75%, 7/01/29 (c)	7,250	7,388,257
General, Series G (AGM), 4.75%, 7/01/30 (c)	9,000	9,171,630
General, Series G (AGM), 5.00%, 7/01/32 (c)	17,030	17,372,473
General, Series G (AGM), 5.00%, 1/01/37	6,500	7,477,535
General, Series I, 5.00%, 1/01/42	3,250	3,690,310
Series G (AGM), 5.00%, 7/01/30 (c)	2,000	2,040,220
Series J, 5.00%, 1/01/41	2,275	2,628,717

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	31

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation (concluded)
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, General, Series B, 0.00%, 11/15/32 (b)	$9,000	$5,168,340
General, Series A, 5.00%, 11/15/38	1,000	1,167,480
Series C, 5.00%, 11/15/38	2,000	2,251,040
Sub-Series A, 5.00%, 11/15/28	2,500	2,980,300
Sub-Series A, 5.00%, 11/15/29	875	1,040,751

		148,228,273
Utilities — 10.1%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Series B, 5.00%, 6/15/36	2,000	2,121,260
City of New York New York Municipal Water Finance Authority, Refunding RB:
2nd General Resolution, Series BB, 5.00%, 6/15/31	1,000	1,159,430
2nd General Resolution, Series DD, 5.00%, 6/15/32	6,750	7,538,805
2nd General Resolution, Series FF, 5.00%, 6/15/32	1,500	1,743,315
2nd General Resolution, Series GG, 5.00%, 6/15/31	1,000	1,142,650
Series D (AGM), 5.00%, 6/15/32	9,000	9,172,350
Long Island Power Authority, RB, Series A (AGM), 5.00%, 5/01/36	3,775	4,268,996
Long Island Power Authority, Refunding RB:
Electric Systems, Series A (AGC), 5.75%, 4/01/39	1,015	1,186,251
General, Series A (AGC), 6.00%, 5/01/33	1,500	1,780,500
General, Series B (AGM), 5.00%, 12/01/35	4,000	4,217,840
Series A, 5.00%, 9/01/34	1,000	1,163,710
Series A, 5.00%, 9/01/44	1,875	2,153,344
State of New York Environmental Facilities Corp., Refunding RB, Series B, Revolving Funds, New York City Municipal Water:
2nd General Resolution, 5.00%, 6/15/36	2,100	2,463,069
5.00%, 6/15/33	1,040	1,169,584
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	4,920	5,730,521
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	9,960	11,886,862

		58,898,487
Total Municipal Bonds in New York		708,251,975

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/37	1,380	1,545,766

Puerto Rico — 0.8%
Housing — 0.8%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	4,050	4,318,596

Virgin Islands – 1.6%
State — 1.6%
Virgin Islands Public Finance Authority, Refunding RB, Series C:
5.00%, 10/01/39	7,150	7,998,133
4.50%, 10/01/44	1,500	1,554,705
Total Municipal Bonds in U.S. Virgin Islands		9,552,838
Total Municipal Bonds — 124.3%		723,669,175
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York — 31.6%
County/City/Special District/School District — 5.4%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/27	$1,064	$1,236,483
City of New York New York, GO:
Sub-Series C-3 (AGC), 5.75%, 8/15/28 (e)	14,400	16,972,560
Sub-Series I-1, 5.00%, 3/01/36	3,500	4,147,815
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	4,125	4,770,274
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	3,645	4,251,783

		31,378,915
Education — 4.9%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	1,981	2,346,852
State of New York Dormitory Authority, New York University, Series A, LRB, State University Dormitory Facilities:
5.25%, 7/01/29	6,000	6,876,960
5.00%, 7/01/35	5,198	6,061,721
State of New York Dormitory Authority, RB:
5.00%, 7/01/38	6,498	7,287,182
(AMBAC), 5.00%, 7/01/37	5,707	6,243,191

		28,815,906
State — 6.8%
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (e)	9,739	11,450,510
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	7,995	9,926,272
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	7,850	9,225,634
State of New York Dormitory Authority, RB, Series C:
General Purpose, 5.00%, 3/15/41	1,650	1,909,958
Mental Health Services Facilities, AMT (AGM), 5.40%, 2/15/33	6,297	7,118,420

		39,630,794
Transportation — 9.1%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	18,000	21,182,940
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT:
5.00%, 10/15/25	7,990	9,263,926
5.00%, 10/15/26	6,000	6,902,820
State of New York Thruway Authority, Refunding RB:
General, Series H (AGM), 5.00%, 1/01/37	10,000	11,032,200
Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	3,940	4,679,499

		53,061,385
Utilities — 5.4%
City of New York New York Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	4,094	4,743,806
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	9,900	11,594,088
Fiscal 2012, Series BB, 5.00%, 6/15/44	3,991	4,598,756
Series FF-2, 5.50%, 6/15/40	2,760	3,235,335

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (concluded)
Utilities (concluded)
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	$5,998	$7,158,591

		31,330,576
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.6%		184,217,575
Total Long-Term Investments (Cost — $827,206,889) — 155.9%		907,886,750
Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00% (f)(g)	8,344,352	$8,344,352
Total Short-Term Securities (Cost — $8,344,352) — 1.4%		8,344,352
Total Investments (Cost — $835,551,241) — 157.3%		916,231,102
Other Assets Less Liabilities — 1.2%		6,910,647
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.0%)		(93,130,811)
VRDP Shares, at Liquidation Value — (42.5%)		(247,700,000)

Net Assets Applicable to Common Shares — 100.0%		$582,310,938

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Zero-coupon bond.

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expire from February 15, 2017 to February 15, 2019, is $12,778,281.

(f)	During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at January 31, 2015	Income
BIF New York Municipal Money Fund	5,691,487	2,652,865	8,344,352	$2

(g)	Represents the current yield as of report date.

•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(648)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$84,807,000	$(2,585,444)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	33

Schedule of Investments (concluded)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

As of January 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$907,886,750	—	$907,886,750
Short-Term Securities	$8,344,352	—	—	8,344,352

Total	$8,344,352	$907,886,750	—	$916,231,102

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(2,585,444)	—	—	$(2,585,444)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$880,000	—	—	$880,000
Liabilities:
TOB trust certificates	—	$(93,113,130)	—	(93,113,130)
VRDP Shares	—	(247,700,000)	—	(247,700,000)

Total	$880,000	$(340,813,130)	—	$(339,933,130)

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.4%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$3,605	$4,240,345
Alaska — 1.7%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	2,000	2,034,900
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	2,690	3,121,853
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	10,150	12,290,533

		17,447,286
Arizona — 0.4%
City of Phoenix & County of Maricopa Arizona IDA, Refunding RB, S/F, Series A-2, AMT (Fannie Mae), 5.80%, 7/01/40	200	203,434
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/27	3,075	3,495,076

		3,698,510
Arkansas — 0.1%
Pulaski County Public Facilities Board, RB, 5.00%, 12/01/42	1,110	1,284,525
California — 15.4%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.40%, 10/01/24	10,000	10,841,100
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,550	1,821,250
Sutter Health, Series B, 5.88%, 8/15/31	3,200	3,860,672
California Health Facilities Financing Authority, Refunding RB, St. Joseph’s Health System, Series A, 5.00%, 7/01/37	2,965	3,465,729
California HFA, RB, S/F Housing, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	795	811,361
California State University, RB, Systemwide, Series A, 5.50%, 11/01/39	1,525	1,797,487
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 4/01/42	4,030	4,563,653
St. Joseph Health System, Series E (AGM), 5.25%, 7/01/47	4,000	4,399,000
Chabot-Las Positas Community College District, GO, CAB, Series C (AMBAC) (a):
0.00%, 8/01/34	5,725	2,199,087
0.00%, 8/01/36	7,790	2,700,793
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,900	2,123,098
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	11,965	12,980,469
Series A-1, 5.75%, 3/01/34	2,300	2,666,022
Coast Community College District, GO, Election of 2002, Series C (AGM), 0.00%, 8/01/33 (a)	8,100	3,109,428
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (b)	10,780	11,756,668
County of Sacramento California, ARB, Senior Series A, 5.00%, 7/01/41	10,000	11,139,300
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	1,830	2,260,288
Dublin Unified School District California, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/34 (a)	5,000	1,706,050
Municipal Bonds	Par (000)	Value
California (concluded)
Grossmont Union High School District, GO, CAB, Election of 2004, 0.00%, 8/01/31 (a)	$5,110	$2,763,386
Las Virgenes Unified School District, GO, Series A, 5.00%, 8/01/16 (b)	10,000	10,706,000
Long Beach Unified School District, GO, Election of 2008, Series B, 0.00%, 8/01/34 (a)	5,000	2,381,250
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (b)	1,200	1,333,020
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (c)	3,975	2,865,657
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (a)	7,620	2,942,387
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	2,500	2,806,525
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B (a):
0.00%, 8/01/35	7,820	3,556,536
0.00%, 8/01/36	10,000	4,367,400
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C (a):
0.00%, 8/01/37	8,000	3,420,560
0.00%, 8/01/38	12,940	5,316,399
San Bernardino Community College District, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,165	2,307,500
San Diego California Unified School District, GO, CAB, Election of 2008, Series G (a):
0.00%, 7/01/34	1,860	789,682
0.00%, 7/01/35	1,970	790,462
0.00%, 7/01/36	2,960	1,110,740
0.00%, 7/01/37	1,975	698,241
San Diego California Unified School District, GO, Refunding, CAB, Election of 2008, Series R-1, 0.00%, 7/01/31 (a)	3,485	1,961,916
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	1,800	2,117,538
5.00%, 8/01/38	1,600	1,861,088
State of California, GO, Refunding, Various Purpose:
5.00%, 9/01/41	2,700	3,096,900
5.00%, 10/01/41	2,555	2,934,903
State of California, GO:
Series 2007-2 (NPFGC), 5.50%, 4/01/30	10	10,043
Various Purpose, 5.00%, 4/01/42	2,000	2,306,400
Various Purposes, 5.50%, 3/01/40	1,020	1,193,420
State of California Public Works Board, LRB:
Various Capital Projects, Series I, 5.00%, 11/01/38	5,040	5,886,720
Various Judicial Council Projects, Series A, 5.00%, 3/01/38	1,940	2,243,843
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 8/01/36 (a)	6,545	2,823,055
West Valley-Mission Community College District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/30	3,600	3,842,568

		162,635,594
Colorado — 1.1%
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	9,870	11,386,822
Florida — 11.8%
City of Lakeland Florida, RB, Regional Health, 5.00%, 11/15/40 (d)	4,535	5,208,130

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	35

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/33	$13,100	$14,650,123
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	2,250	2,549,880
County of Collier Florida School Board, COP, (AGM), 5.00%, 2/15/16 (b)	5,000	5,248,700
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,750	2,084,390
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	2,600	3,104,790
5.38%, 10/01/32	3,440	3,894,665
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	6,000	7,029,480
Series B-1, 5.75%, 7/01/33	3,700	4,249,598
County of Miami-Dade Florida, RB:
Seaport Department, Series B, AMT, 6.00%, 10/01/30	1,820	2,270,232
Seaport, Series A, 6.00%, 10/01/38	5,695	7,069,090
Seaport, Series B, AMT, 6.25%, 10/01/38	1,165	1,462,215
Seaport, Series B, AMT, 6.00%, 10/01/42	1,865	2,279,664
Transit System Sales Surtax (AGM), 5.00%, 7/01/35	2,800	3,112,088
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series C (BHAC), 6.00%, 10/01/23	20,095	23,530,039
County of Miami-Dade Florida Aviation, Refunding ARB, AMT:
5.00%, 10/01/34	530	613,554
Miami International Airport, Series A (AGM), 5.50%, 10/01/41	19,020	21,585,608
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT, 5.00%, 10/01/31	4,000	4,681,640
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	3,100	3,674,678
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	5,135	5,804,655

		124,103,219
Georgia — 1.1%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	6,450	7,100,999
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	1,405	1,680,633
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/31	540	617,614
5.00%, 4/01/33	395	449,079
5.00%, 4/01/44	1,775	2,001,508

		11,849,833
Hawaii — 0.4%
State of Hawaii Department of Transportation, COP, AMT:
5.00%, 8/01/27	2,000	2,341,340
5.00%, 8/01/28	1,775	2,062,089

		4,403,429
Illinois — 21.3%
City of Chicago Illinois, GARB, 3rd Lien O’Hare International Airport:
Series A, 5.75%, 1/01/39	9,000	10,648,890
Series B-2, AMT (NPFGC), 5.25%, 1/01/27	8,530	8,561,049
Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois, GARB, 3rd Lien (concluded):
Series B-2, AMT (NPFGC), 6.00%, 1/01/27	$1,695	$1,703,034
City of Chicago Illinois, GO, Refunding, Series A:
Project, 5.25%, 1/01/33	11,065	12,033,077
5.00%, 1/01/34	2,000	2,134,820
5.00%, 1/01/35	9,280	9,891,274
5.00%, 1/01/36	4,245	4,518,081
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, AMT:
3rd Lien, Series C-2 (AGM), 5.25%, 1/01/30	13,240	13,264,891
Series B, 5.00%, 1/01/31	2,425	2,714,715
City of Chicago Illinois, Refunding RB, Series A:
Sales Tax Receipts, 5.00%, 1/01/41	4,190	4,613,735
Waterworks, 2nd Lien (AMBAC), 5.00%, 11/01/36	3,500	3,700,970
City of Chicago Illinois Midway International Airport, Refunding RB, 2nd Lien, Series A, AMT, 5.00%, 1/01/34	3,035	3,438,291
City of Chicago Illinois Park District, GO, Series C:
Harbor Facilities Revenue, 5.25%, 1/01/40	1,505	1,669,286
Harbor Facilities Revenues, 5.25%, 1/01/37	4,000	4,477,800
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,620	1,879,524
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.13%, 12/01/38	3,250	3,755,147
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	775	883,996
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	8,700	10,105,746
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	5,250	6,222,510
Illinois Municipal Electric Agency, RB, Series A (NPFGC):
5.00%, 2/01/35	17,935	19,117,454
5.25%, 2/01/35	15,000	16,127,250
Illinois State Toll Highway Authority, RB, Series B:
5.50%, 1/01/33	4,000	4,449,240
(BHAC), 5.50%, 1/01/33	2,000	2,231,920
Metropolitan Pier & Exposition Authority, RB, CAB, Series A (NPFGC) (a):
McCormick Place Explosion Project, 0.00%, 12/15/26	8,500	5,637,880
Mccormick Place Explosion Project, 0.00%, 6/15/32	14,000	6,951,700
McCormick Place Explosion Project, 0.00%, 12/15/33	20,000	9,194,400
Mccormick Place Explosion Project, 0.00%, 12/15/34	41,880	18,261,774
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (a)	9,430	2,573,541
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	1,700	2,035,937
Regional Transportation Authority, RB, Series C (NPFGC), 7.75%, 6/01/20	1,000	1,184,020
State of Illinois, GO:
5.25%, 7/01/29	3,160	3,547,922
5.25%, 2/01/33	5,860	6,531,087
5.50%, 7/01/33	2,235	2,558,472
5.25%, 2/01/34	5,360	5,960,856
5.50%, 7/01/38	1,200	1,365,228
5.00%, 2/01/39	7,500	8,121,300

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	$2,580	$2,977,449

		225,044,266
Indiana — 3.1%
City of Indianapolis Indiana, Refunding RB, Series B (AGC), 5.25%, 8/15/27	5,000	5,552,500
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,900	3,416,635
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	1,400	1,532,720
Private Activity Bond, Ohio River Bridges, AMT, 5.00%, 7/01/40	2,425	2,664,081
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	3,850	4,099,441
Series B, 6.00%, 1/01/39	5,000	5,780,950
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	2,900	3,337,523
(AGC), 5.25%, 1/01/29	1,350	1,521,113
(AGC), 5.50%, 1/01/38	4,250	4,839,007

		32,743,970
Iowa — 2.7%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/37	12,650	14,663,753
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	3,365	3,626,528
5.70%, 12/01/27	3,360	3,602,794
5.75%, 12/01/28	1,775	1,904,735
5.80%, 12/01/29	2,270	2,437,798
5.85%, 12/01/30	2,355	2,531,036

		28,766,644
Kentucky — 1.1%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	1,000	1,168,590
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/39 (c)	8,225	6,143,417
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/28	4,000	4,577,400

		11,889,407
Louisiana — 1.1%
City of New Orleans Louisiana Aviation Board, RB, New Orleans Aviation, Series A, AMT (AGM), 5.25%, 1/01/32	6,405	6,960,057
Louisiana Local Government Environmental Facilities & Community Development Authority, RB:
East Baton Rouge Sewerage Commission Projects, Sub-Lien, Series A, 5.00%, 2/01/43	1,905	2,180,120
Lctcs Act 360 Project , 5.00%, 10/01/39	2,245	2,652,423

		11,792,600
Massachusetts — 1.0%
Massachusetts HFA, RB, M/F Housing, Series B, 7.00%, 12/01/38	3,150	3,514,801
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	3,100	3,287,922
Municipal Bonds	Par (000)	Value
Massachusetts (concluded)
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior, Series A, 5.00%, 5/15/43	$3,495	$4,088,486

		10,891,209
Michigan — 7.5%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	1,075	1,204,849
City of Detroit Michigan Water Supply System, Refunding RB, 2nd Lien, Series D (NPFGC), 5.00%, 7/01/33	5,000	5,144,150
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	3,185	3,826,841
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	16,100	18,097,366
State of Michigan, RB, GAB (AGM):
5.25%, 9/15/22	10,000	11,147,200
5.25%, 9/15/26	6,650	7,390,810
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/38	3,125	3,672,406
Series I (AGC), 5.25%, 10/15/24	1,750	2,053,153
Series I (AGC), 5.25%, 10/15/25	3,250	3,800,063
Series I-A, 5.38%, 10/15/36	2,075	2,397,559
Series I-A, 5.38%, 10/15/41	1,900	2,204,171
Series II-A (AGM), 5.25%, 10/15/36	8,040	9,273,979
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	2,065	2,234,371
Wayne County Airport Authority, Refunding RB, AMT (AGC), 5.38%, 12/01/32	5,000	5,655,400
Western Michigan University, Refunding RB, General, 5.00%, 11/15/39	1,080	1,241,287

		79,343,605
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,500	6,512,880
Nebraska — 0.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	6,825	7,736,001
Nevada — 1.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	2,250	2,649,262
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	2,000	2,288,940
(AGM), 5.25%, 7/01/39	5,170	5,919,495

		10,857,697
New Jersey — 8.7%
New Jersey EDA, RB:
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	1,930	2,163,742
School Facilities Construction, Series UU, 5.00%, 6/15/34	1,620	1,812,731
School Facilities Construction, Series UU, 5.00%, 6/15/40	4,015	4,475,641
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	4,920	5,529,145
New Jersey EDA, Refunding RB, School Facilities Construction:
Series N-1 (AMBAC), 5.50%, 9/01/24	6,325	7,688,480
Series N-1 (NPFGC), 5.50%, 9/01/28	1,685	2,102,880
New Jersey Educational Facilities Authority, RB, Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/26	2,245	2,599,014

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	37

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	$1,250	$1,429,063
5.50%, 12/01/26	1,800	2,051,316
5.75%, 12/01/28	200	227,986
5.88%, 12/01/33	6,895	7,873,607
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	3,360	3,545,304
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35 (a)	18,525	7,212,894
CAB, Transportation System, Series C (AGC) (AMBAC), 0.00%, 12/15/25 (a)	10,000	7,096,300
Transportation Program, Series AA, 5.25%, 6/15/33	4,150	4,777,107
Transportation Program, Series AA, 5.00%, 6/15/38	4,990	5,541,495
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	4,000	5,094,760
Transportation System, Series AA, 5.50%, 6/15/39	5,725	6,676,323
Transportation System, Series B, 5.00%, 6/15/42	12,550	13,639,215

		91,537,003
New York — 2.0%
City of New York New York Transitional Finance Authority, RB:
Fiscal 2009, Series S-4, 5.50%, 1/15/34	7,250	8,446,395
Future Tax Secured, Series C, 5.50%, 11/01/35	1,820	2,205,749
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	4,150	4,934,848
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	1,920	2,257,363
State of New York Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,736,233

		21,580,588
Ohio — 2.3%
American Municipal Power Inc, Refunding RB, Series A, 5.00%, 2/15/42	985	1,135,764
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	3,000	3,805,230
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 10/01/38	11,135	13,352,869
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	1,950	2,325,902
5.25%, 2/15/33	2,730	3,247,553

		23,867,318
Pennsylvania — 1.7%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	3,305	3,765,254
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	1,775	2,081,986
Series C, 5.50%, 12/01/33	1,565	1,919,786
Sub-Series C (AGC), 6.25%, 6/01/38	5,695	6,564,740
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	2,575	3,102,180

		17,433,946
South Carolina — 2.6%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	3,600	4,360,680
Municipal Bonds	Par (000)	Value
South Carolina (concluded)
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	$11,450	$13,662,369
Series E, 5.50%, 12/01/53	2,025	2,398,147
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	5,870	6,809,259

		27,230,455
Texas — 15.6%
Central Texas Turnpike System, Refunding RB, Second Tier, Series C, 5.00%, 8/15/34 (d)	1,780	2,035,341
City of Houston Texas Utility System, Refunding RB:
Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	5,700	6,855,276
Combined 1st Lien, Series A (AGC), 5.38%, 11/15/38	3,650	4,208,340
Series A (AGM), 5.00%, 11/15/36	10,000	10,992,200
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	1,450	1,679,550
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (a)	5,810	2,351,481
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	2,095	2,497,868
Dallas ISD, GO, School Building (PSF-GTD), 6.38%, 2/15/18 (b)	10,000	11,710,700
Dallas-Fort Worth International Airport, ARB:
Joint Improvement, Series D, AMT, 5.00%, 11/01/38	13,080	14,574,652
Series F, 5.00%, 11/01/35	5,000	5,654,600
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	2,745	3,306,298
Grand Prairie ISD, GO, Refunding, 0.00%, 8/15/28 (a)	10,000	4,906,400
Judson ISD Texas, GO, School Building (AGC), 5.00%, 2/01/37	10,000	10,727,000
Leander Independent School District, GO, CAB, Refunding, Series D, 0.00%, 8/15/38 (a)	9,685	3,606,888
North Texas Tollway Authority, RB, Series B, 0.00%, 9/01/43 (a)	36,000	8,035,920
North Texas Tollway Authority, Refunding RB, System:
1st Tier Series A, 6.00%, 1/01/28	6,275	7,406,257
1st Tier Series B (NPFGC), 5.75%, 1/01/40	10,000	11,240,000
Series A (NPFGC), 5.13%, 1/01/28	20,000	21,942,600
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (a):
0.00%, 9/15/35	680	273,170
0.00%, 9/15/36	12,195	4,616,905
0.00%, 9/15/37	8,730	3,108,142
State of Texas Turnpike Authority, RB, CAB (AMBAC), 0.00%, 8/15/31 (a)	—	—
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	1,665	1,869,645
5.00%, 12/15/32	5,565	6,207,980
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	13,435	15,149,440

		164,956,653
Utah — 1.7%
Utah Transit Authority, Refunding RB, CAB (a):
Sub-Series A (AGC), 0.00%, 6/15/20	10,000	8,510,600
Sub-Series A (NPFGC), 0.00%, 6/15/24	13,930	9,693,887

		18,204,487

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Vermont — 0.1%
Vermont HFA, Refunding RB, Multiple Purpose, S/F Housing, Series C, AMT (AGM), 5.50%, 11/01/38	$715	$727,334
Washington — 1.0%
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	1,000	1,109,850
Providence Health & Services, Series A, 5.25%, 10/01/39	2,725	3,120,316
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	5,400	6,376,644

		10,606,810
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	3,745	4,281,584
Total Municipal Bonds — 108.6%		1,147,054,020

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 1.4%
Arizona School Facilities Board, COP, (AGC), 5.13%, 9/01/21 (f)	10,000	11,289,800
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	3,500	3,857,035

		15,146,835
California — 8.7%
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/33 (f)	7,996	8,947,564
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	21,981	23,930,024
City of Riverside California, RB, Issue D (AGM), 5.00%, 10/01/38	20,000	22,404,000
County of Alameda California Joint Powers Authority, Refunding LRB, (AGM), 5.00%, 12/01/34	6,990	7,724,230
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	9,370	10,455,795
Foothill-De Anza Community College District, GO, Election of 1999, Series C (NPFGC), 5.00%, 8/01/36	7,500	7,683,675
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series C, 6.00%, 8/01/33 (b)	5,248	6,466,089
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,047	1,223,510
University of California, RB, Series O, 5.75%, 5/15/34	2,205	2,614,711

		91,449,598
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (f)	2,469	2,862,582
Connecticut — 0.5%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series T-1, 4.70%, 7/01/29	5,019	5,449,037
District of Columbia — 2.5%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	2,595	3,090,429
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
District of Columbia (concluded)
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (b)(f)	$4,279	$5,088,873
Metropolitan Washington Airports Authority, RB, Series B, AMT, 5.00%, 10/01/32	10,000	10,762,200
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	6,880	7,979,699

		26,921,201
Florida — 6.3%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/32 (f)	3,300	3,604,689
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/16	5,400	5,808,456
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	4,840	5,555,788
County of Miami-Dade Florida Transit System, RB, (Syncora), 5.00%, 7/01/31	19,800	20,893,158
County of Miami-Dade Florida Water & Sewer System, (AGM), 5.00%, 10/01/39	11,702	13,531,416
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	12,013	13,690,244
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (f)	3,299	3,625,066

		66,708,817
Georgia — 1.0%
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, 3rd Indenture, Series B (AGM), 5.00%, 7/01/37	10,000	10,868,832
Illinois — 2.6%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	4,000	4,343,360
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	719	800,695
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (f)	3,499	3,980,564
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38 (b)	10,000	11,860,700
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	5,836	6,632,937

		27,618,256
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	5,985	6,921,216
Louisiana — 1.0%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	10,000	10,592,000
Nevada — 0.6%
County of Clark Nevada Water Reclamation District, GO, Series B:
Limited Tax, 5.75%, 7/01/34	4,813	5,739,859
5.50%, 7/01/29	510	601,669

		6,341,528
New Jersey — 1.8%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	10,000	13,012,100
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	4,961	5,552,228

		18,564,328

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	39

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York — 7.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 6/15/47	$15,521	$17,978,562
Series DD, 5.00%, 6/15/37	17,567	19,595,742
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	4,740	5,659,181
Metropolitan Transportation Authority, RB, 5.25%, 11/15/44	9,850	11,810,446
New York State Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 3/15/43	14,280	16,616,065
Port Authority of New York & New Jersey, Refunding RB, Construction, 143rd Series, AMT, 5.00%, 10/01/30	5,180	5,377,306
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	4,500	5,170,590

		82,207,892
North Carolina — 0.7%
North Carolina HFA, RB, S/F Housing, Series 31-A, AMT, 5.25%, 7/01/38	7,080	7,364,757
Ohio — 0.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	4,990	5,344,041
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	1,520	1,743,698

		7,087,739
South Carolina — 0.2%
State of South Carolina Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B-1, 5.55%, 7/01/39	2,609	2,676,250
Texas — 4.9%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	1,799	2,058,133
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (f)	8,868	9,892,649
Friendswood ISD Texas, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/37	12,955	14,293,117
Houston ISD, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/33	10,000	10,803,200
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (f)	3,500	3,822,420
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Texas (concluded)
Texas State University Systems, Refunding RB, 5.25%, 3/15/26	$10,000	$11,259,500

		52,129,019
Virginia — 0.4%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,944	4,427,821
Washington — 4.4%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/34	17,000	18,685,302
County of King Washington, RB (AGM), 5.00%, 1/01/37	15,785	17,451,155
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, 5.00%, 10/01/38	8,205	10,001,813

		46,138,270
Wisconsin — 2.7%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,780	17,672,150
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Froedtert & Community Health Inc., Series A, 5.00%, 4/01/42	2,490	2,821,519
Series C, 5.25%, 4/01/39 (f)	7,459	8,337,971

		28,831,640
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.2%		520,307,618
Total Long-Term Investments (Cost — $1,483,191,851) — 157.8%		1,667,361,638

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (g)(h)	8,417,550	8,417,550
Total Short-Term Securities (Cost — $8,417,550) — 0.8%		8,417,550
Total Investments (Cost — $1,491,609,401) — 158.6%		1,675,779,188
Other Assets Less Liabilities — 0.8%		9,368,649
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.7%)		(271,956,539)
VRDP Shares, at Liquidation Value — (33.7%)		(356,400,000)

Net Assets Applicable to Common Shares — 100.0%		$1,056,791,298

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$2,035,341	$29,815
J.P. Morgan Securities LLC	$5,208,130	$25,396

(e)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expire from February 1, 2016 to December 1, 2029, is $37,542,695.

(g)	During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at January 31, 2015	Income
FFI Institutional Tax-Exempt Fund	7,872,927	544,623	8,417,550	$2,090

(h)	Represents the current yield as of report date.

•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(801)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$104,830,875	$(2,998,824)
(415)	5-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$50,357,656	(866,245)
Total					$(3,865,069)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,667,361,638	—	$1,667,361,638
Short-Term Securities	$8,417,550	—	—	8,417,550

Total	$8,417,550	$1,667,361,638	—	$1,675,779,188

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(3,865,069)	—	—	$(3,865,069)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$1,461,600	—	—	$1,461,600
Liabilities:
TOB trust certificates	—	$(271,906,157)	—	(271,906,157)
VRDP Shares	—	(356,400,000)	—	(356,400,000)

Total	$1,461,600	$(628,306,157)	—	$(626,844,557)

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	41

Statements of Assets and Liabilities

January 31, 2015 (Unaudited)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Assets
Investments at value — unaffiliated[1]	$517,148,252	$867,359,716	$282,721,318	$907,886,750	$1,667,361,638
Investments at value — affiliated[2]	5,400,634	8,933,513	2,086,416	8,344,352	8,417,550
Cash pledged for financial futures contracts	643,000	543,000	184,000	880,000	1,461,000
Interest receivable	5,365,950	11,587,707	3,011,504	9,014,382	17,751,925
Investments sold receivable	3,480,401	935,326	—	323,288	13,746,922
Deferred offering costs	—	300,415	210,919	399,757	527,065
TOB trust receivable	—	4,605,000	—	—	5,470,000
Prepaid expenses	12,816	19,704	7,824	20,569	35,263

Total assets	532,051,053	894,284,381	288,221,981	926,869,098	1,714,771,363

Accrued Liabilities
Investments purchased payable	4,131,635	13,445,727	3,367,874	—	22,033,175
Income dividends payable — Common Shares	1,587,323	2,510,956	798,496	2,553,335	5,021,814
Variation margin payable on financial futures contracts	325,875	275,000	92,813	445,500	741,978
Investment advisory fees payable	243,001	365,648	118,922	389,947	708,369
Bank overdraft	2,576,264	—	—	—	—
Officer’s and Directors’ fees payable	3,576	218,146	1,727	230,959	394,047
TOB trust payable	—	—	—	—	544,512
Interest expense and fees payable	12,849	26,596	2,216	17,681	50,381
Other accrued expenses payable	86,288	123,244	61,728	107,608	179,632

Total accrued liabilities	8,966,811	16,965,317	4,443,776	3,745,030	29,673,908

Other Liabilities
TOB trust certificates	50,557,016	139,157,373	13,492,998	93,113,130	271,906,157
VMTP Shares, at liquidation value of $100,000 per share[3,4]	131,000,000	—	—	—	—
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	166,500,000	87,300,000	247,700,000	356,400,000

Total other liabilities	181,557,016	305,657,373	100,792,998	340,813,130	628,306,157

Total liabilities	190,523,827	322,622,690	105,236,774	344,558,160	657,980,065

Net Assets Applicable to Common Shareholders	$341,527,226	$571,661,691	$182,985,207	$582,310,938	$1,056,791,298

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6]	$300,068,094	$492,920,813	$162,583,742	$532,521,339	$952,923,760
Undistributed net investment income	2,903,649	4,596,644	1,131,112	5,260,097	16,224,907
Accumulated net realized loss	(19,794,087)	(3,941,681)	(5,630,732)	(33,334,529)	(92,409,844)
Net unrealized appreciation/depreciation	58,349,570	78,085,915	24,901,085	77,864,031	180,052,475

Net Assets Applicable to Common Shareholders	$341,527,226	$571,661,691	$182,985,207	$582,310,938	$1,056,791,298

Net asset value, per Common Share	$15.17	$16.62	$15.12	$14.71	$15.57

[1] Investments at cost — unaffiliated	$457,097,575	$787,940,108	$257,378,255	$827,206,889	$1,483,191,851
[2] Investments at cost — affiliated	$5,400,634	$8,933,513	$2,086,416	$8,344,352	$8,417,550
[3] Preferred Shares outstanding, par value $0.10 per share	1,310	1,665	873	2,477	3,564
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	9,490	12,665	4,833	14,637	26,364
[5] Common Shares outstanding, par value $0.10 per share	22,515,224	34,396,651	12,098,420	39,586,584	67,862,354
[6] Common Shares authorized	199,990,510	199,987,335	199,995,167	199,985,363	199,973,636

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Statements of Operations

Six Months Ended January 31, 2015 (Unaudited)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Investment Income
Interest	$11,472,819	$17,771,697	$5,897,013	$18,970,007	$36,819,907
Income — affiliated	430	1	147	2	2,090

Total income	11,473,249	17,771,698	5,897,160	18,970,009	36,821,997

Expenses
Investment advisory	1,428,485	2,160,074	699,628	2,286,615	4,157,715
Professional	45,070	63,186	33,638	55,755	98,081
Accounting services	38,840	56,141	22,776	58,537	87,922
Officer and Directors	14,701	25,521	8,086	25,633	46,605
Transfer agent	18,768	18,002	11,768	23,216	44,022
Custodian	13,254	18,039	8,095	19,830	32,202
Registration	4,759	6,057	4,717	6,954	11,965
Printing	4,778	5,927	3,849	6,428	8,992
Miscellaneous	38,275	44,191	36,395	51,312	65,089

Total expenses excluding interest expense, fees and amortization of offering costs	1,606,930	2,397,138	828,952	2,534,280	4,552,593
Interest expense, fees and amortization of offering costs[1]	882,622	1,209,341	474,181	1,529,575	2,568,199

Total expenses	2,489,552	3,606,479	1,303,133	4,063,855	7,120,792
Less fees waived by Manager	(10,651)	(444)	(4,828)	(1,707)	(440)

Total expenses after fees waived	2,478,901	3,606,035	1,298,305	4,062,148	7,120,352

Net investment income	8,994,348	14,165,663	4,598,855	14,907,861	29,701,645

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,256,288	3,544,119	933,445	587,195	2,139,493
Financial futures contracts	(499,170)	(1,225,893)	(87,597)	(1,658,302)	(1,875,114)
Capital gain distributions received from affiliated investment companies	—	106	—	567	—

	757,118	2,318,332	845,848	(1,070,540)	264,379

Net change in unrealized appreciation/depreciation on:
Investments	18,524,544	16,534,123	10,174,319	28,996,224	53,659,493
Financial futures contracts	(1,788,085)	(1,417,935)	(418,206)	(2,808,859)	(3,919,740)

	16,736,459	15,116,188	9,756,113	26,187,365	49,739,753

Net realized and unrealized gain	17,493,577	17,434,520	10,601,961	25,116,825	50,004,132

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$26,487,925	$31,600,183	$15,200,816	$40,024,686	$79,705,777

[1] Related to TOBs, VMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	43

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)		BlackRock MuniYield California Quality Fund, Inc. (MCA)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014

Operations
Net investment income	$8,994,348	$18,473,318	$14,165,663	$29,819,595
Net realized gain (loss)	757,118	(7,372,515)	2,318,332	(1,794,451)
Net change in unrealized appreciation/depreciation	16,736,459	33,803,179	15,116,188	48,350,927

Net increase in net assets applicable to Common Shareholders resulting from operations	26,487,925	44,903,982	31,600,183	76,376,071

Distributions to Common Shareholders From[1]
Net investment income	(9,523,940)	(19,047,886)	(15,065,733)	(31,266,556)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	16,963,985	25,856,096	16,534,450	45,109,515
Beginning of period	324,563,241	298,707,145	555,127,241	510,017,726

End of period	$341,527,226	$324,563,241	$571,661,691	$555,127,241

Undistributed net investment income, end of period	$2,903,649	$3,433,241	$4,596,644	$5,496,714

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Statements of Changes in Net Assets

	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)		BlackRock MuniYield New York Quality Fund, Inc. (MYN)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014

Operations
Net investment income	$4,598,855	$9,506,271	$14,907,861	$30,963,379
Net realized gain (loss)	845,848	(5,114,709)	(1,070,540)	(15,290,126)
Net change in unrealized appreciation/depreciation	9,756,113	17,403,906	26,187,365	53,389,204

Net increase in net assets applicable to Common Shareholders resulting from operations	15,200,816	21,795,468	40,024,686	69,062,457

Distributions to Common Shareholders From[1]
Net investment income	(4,790,974)	(9,854,163)	(15,320,008)	(32,718,944)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	10,409,842	11,941,305	24,704,678	36,343,513
Beginning of period	172,575,365	160,634,060	557,606,260	521,262,747

End of period	$182,985,207	$172,575,365	$582,310,938	$557,606,260

Undistributed net investment income, end of period	$1,131,112	$1,323,231	$5,260,097	$5,672,244

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	45

Statements of Changes in Net Assets

	BlackRock MuniYield Quality Fund III, Inc. (MYI)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014

Operations
Net investment income	$29,701,645	$60,545,009
Net realized gain (loss)	264,379	(6,658,344)
Net change in unrealized appreciation/depreciation	49,739,753	86,903,888

Net increase in net assets applicable to Common Shareholders resulting from operations	79,705,777	140,790,553

Distributions to Common Shareholders From[1]
Net investment income	(30,205,533)	(59,311,697)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	49,500,244	81,478,856
Beginning of period	1,007,291,054	925,812,198

End of period	$1,056,791,298	$1,007,291,054

Undistributed net investment income, end of period	$16,224,907	$16,728,795

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Statements of Cash Flows

Six Months Ended January 31, 2015 (Unaudited)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$26,487,925	$31,600,183	$15,200,816	$40,024,686	$79,705,777
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	60,196	134,883	11,284	545,302	(55,219)
Decrease in variation margin receivable on financial futures contracts	9,843	16,498	2,344	26,903	28,872
Decrease in prepaid expenses	14,943	12,240	17,861	12,132	7,460
Increase in cash pledged for financial futures contracts	(356,000)	(62,000)	(109,000)	(96,000)	(620,000)
Increase in investment advisory fees payable	10,726	4,631	3,101	11,019	17,382
Decrease in interest expense and fees payable	(1,168)	(6,269)	(778)	(1,508)	(13,593)
Decrease in other accrued expenses payable	(23,314)	(16,206)	(26,248)	(36,406)	(39,672)
Increase in variation margin payable on financial futures contracts	325,875	275,000	92,813	445,500	741,978
Increase (decrease) in Officer’s and Directors’ fees payable	(786)	11,117	(153)	11,037	20,503
Net realized gain on investments	(1,256,288)	(3,544,119)	(933,445)	(587,195)	(2,139,493)
Net unrealized gain on investments	(18,524,544)	(16,534,123)	(10,174,319)	(28,996,224)	(53,659,493)
Amortization of premium and accretion of discount on investments	756,134	1,952,189	424,902	1,304,181	(1,613,375)
Proceeds from sales of long-term investments	22,586,838	165,149,444	30,361,709	77,461,940	72,798,099
Purchases of long-term investments	(20,123,572)	(163,537,463)	(30,267,150)	(75,539,074)	(69,214,800)
Net proceeds from sales (purchases) of short-term securities	(1,226,253)	(7,692,271)	183,198	(2,652,865)	(544,623)

Net cash provided by operating activities	8,740,555	7,763,734	4,786,935	11,933,428	25,419,803

Cash Used for Financing Activities
Proceeds from TOB trust certificates	—	24,680,000	—	5,330,000	25,647,451
Repayments of TOB trust certificates	(1,940,136)	(17,525,000)	—	(1,951,088)	(21,174,109)
Cash dividends paid to Common Shareholders	(9,523,940)	(15,065,733)	(4,790,974)	(15,320,008)	(30,205,533)
Increase in bank overdraft	2,576,264	—	—	—	—
Amortization of deferred offering costs	30,578	5,770	4,039	7,668	10,083

Net cash used for financing activities	(8,857,234)	(7,904,963)	(4,786,935)	(11,933,428)	(25,722,108)

Cash
Net decrease in cash	(116,679)	(141,229)	—	—	(302,305)
Cash at beginning of period	116,679	141,229	—	—	302,305

Cash at end of period	—	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and fees	$853,212	$1,209,734	$470,920	$1,522,848	$2,571,709

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	47

Financial Highlights	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$14.42		$13.27	$15.18	$13.07		$13.57		$12.27

Net investment income[1]	0.40		0.82	0.81	0.86		0.89		0.92
Net realized and unrealized gain (loss)	0.77		1.18	(1.87)	2.14		(0.49)		1.26
Distributions to AMPS Shareholders from net investment income	—		—	—	(0.01)		(0.02)		(0.02)

Net increase (decrease) from investment operations	1.17		2.00	(1.06)	2.99		0.38		2.16

Distributions to Common Shareholders from net investment income[2]	(0.42)		(0.85)	(0.85)	(0.88)		(0.88)		(0.86)

Net asset value, end of period	$15.17		$14.42	$13.27	$15.18		$13.07		$13.57

Market price, end of period	$14.13		$12.94	$12.32	$15.55		$12.46		$14.26

Total Return Applicable to Common Shareholders[3]
Based on net asset value	8.54%	[4]	16.19%	(7.41)%	23.64%		3.19%		18.04%

Based on market price	12.67%	[4]	12.30%	(16.08)%	32.85%		(6.38)%		33.51%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.49%	[5]	1.61%	1.66%	1.52%	[6]	1.30%	[6]	1.28%	[6]

Total expenses after fees waived	1.48%	[5]	1.56%	1.60%	1.46%	[6]	1.23%	[6]	1.15%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.95%	[5]	0.95%	0.97%	1.00%	[6,8]	1.07%	[6]	0.99%	[6]

Net investment income	5.37%	[5]	6.01%	5.36%	6.05%	[6]	6.93%	[6]	6.92%	[6]

Distributions to AMPS Shareholders	—		—	—	0.04%		0.17%		0.18%

Net investment income to Common Shareholders	5.37%	[5]	6.01%	5.36%	6.01%		6.76%		6.74%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$341,527		$324,563	$298,707	$341,144		$293,356		$303,667

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$131,000		$131,000

Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—		—	—	—		$80,983		$82,953

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$131,000		$131,000	$131,000	$131,000		—		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$360,708		$347,758	$328,021	$360,416		—		—

Borrowings outstanding, end of period (000)	$50,557		$52,497	$83,123	$88,921		$62,183		$62,693

Asset coverage, end of period per $1,000 of borrowings	$7,755		$7,183	4,594	$4,836		$5,718		$5,844

Portfolio turnover rate	5%		28%	40%	36%		24%		20%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 3 and 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares.

[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Financial Highlights	BlackRock MuniYield California Quality Fund, Inc. (MCA)

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$16.14		$14.83	$16.60	$14.31		$14.66		$13.43

Net investment income[1]	0.41		0.87	0.88	0.90		0.91		0.87
Net realized and unrealized gain (loss)	0.51		1.35	(1.74)	2.28		(0.37)		1.15
Distributions to AMPS Shareholders from net investment income	—		—	—	—		(0.02)		(0.03)

Net increase (decrease) from investment operations	0.92		2.22	(0.86)	3.18		0.52		1.99

Distributions to Common Shareholders from net investment income[2]	(0.44)		(0.91)	(0.91)	(0.89)		(0.87)		(0.76)

Net asset value, end of period	$16.62		$16.14	$14.83	$16.60		$14.31		$14.66

Market price, end of period	$15.82		$14.37	$13.66	$16.59		$13.00		$14.02

Total Return Applicable to Common Shareholders[3]
Based on net asset value	6.01%	[4]	16.04%	(5.41)%	23.15%		4.21%		15.69%

Based on market price	13.34%	[4]	12.16%	(12.83)%	35.48%		(1.01)%		23.00%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.27%	[5]	1.40%	1.48%	1.62%		1.50%	[6]	1.11%	[6]

Total expenses after fees waived	1.27%	[5]	1.40%	1.48%	1.61%		1.49%	[6]	1.10%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.85%	[5]	0.90%	0.92%	1.20%	[8]	1.15%	[6]	0.95%	[6]

Net investment income	5.00%	[5]	5.63%	5.37%	5.79%		6.49%	[6]	6.10%	[6]

Distributions to AMPS Shareholders	—		—	—	—		0.16%		0.20%

Net investment income to Common Shareholders	5.00%	[5]	5.63%	5.37%	5.79%		6.33%		5.90%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$571,662		$555,127	$510,018	$570,559		$491,798		$503,869

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		—		$166,525

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		—		$100,648

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$166,500		$166,500	$166,500	$166,500		$166,500		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$443,340		$433,410	$406,317	$442,678		$395,374		—

Borrowings outstanding, end of period (000)	$139,157		$127,397	$188,185	$199,874		$179,422		$171,137

Asset coverage, end of period per $1,000 of borrowings	$5,108		$5,357	$3,710	$3,855		$3,741		$3,944

Portfolio turnover rate	17%		15%	25%	34%		26%		30%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	49

Financial Highlights	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$14.26		$13.28	$15.14	$13.53		$13.82		$12.87

Net investment income[1]	0.38		0.79	0.81	0.80		0.86		0.91
Net realized and unrealized gain (loss)	0.88		1.00	(1.84)	1.68		(0.26)		0.90
Distributions to AMPS Shareholders from net investment income	—		—	—	—		(0.03)		(0.04)

Net increase (decrease) from investment operations	1.26		1.79	(1.03)	2.48		0.57		1.77

Distributions to Common Shareholders from net investment income[2]	(0.40)		(0.81)	(0.83)	(0.87)		(0.86)		(0.82)

Net asset value, end of period	$15.12		$14.26	$13.28	$15.14		$13.53		$13.82

Market price, end of period	$13.45		$12.56	$11.64	$14.52		$12.28		$13.67

Total Return Applicable to Common Shareholders[3]
Based on net asset value	9.33%	[4]	14.84%	(6.99)%	19.01%		4.74%		14.62%

Based on market price	10.42%	[4]	15.39%	(14.99)%	25.76%		(3.89)%		26.01%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.46%	[5]	1.55%	1.54%	1.71%		1.32%	[6]	1.08%	[6]

Total expenses after fees waived	1.46%	[5]	1.55%	1.54%	1.71%		1.31%	[6]	1.07%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.92%	[5]	0.96%	0.95%	1.37%	[8]	1.21%	[6]	1.03%	[6]

Net investment income	5.16%	[5]	5.81%	5.41%	5.56%		6.46%	[6]	6.74%	[6]

Distributions to AMPS Shareholders	—		—	—	—		0.23%		0.28%

Net investment income to Common Shareholders	5.16%	[5]	5.81%	5.41%	5.56%		6.23%		6.46%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$182,985		$172,575	$160,634	$183,076		$163,276		$166,773

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		—		$87,350

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		—		$72,733

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$87,300		$87,300	$87,300	$87,300		$87,300		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$309,605		$297,681	$284,002	$309,709		$287,029		—

Borrowings outstanding, end of period (000)	$13,493		$13,492	$19,344	$16,718		$9,030		$9,030

Asset coverage, end of period per $1,000 of borrowings	$14,561		$13,791	$9,304	$11,951		$19,082		$19,469

Portfolio turnover rate	11%		17%	14%	19%		18%		18%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Financial Highlights	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$14.09		$13.17	$15.07	$13.44		$13.89		$12.65

Net investment income[1]	0.38		0.78	0.83	0.83		0.87		0.90
Net realized and unrealized gain (loss)	0.63		0.97	(1.88)	1.65		(0.44)		1.08
Distributions to AMPS Shareholders from net investment income	—		—	—	—		(0.03)		(0.04)

Net increase (decrease) from investment operations	1.01		1.75	(1.05)	2.48		0.40		1.94

Distributions to Common Shareholders from net investment income[2]	(0.39)		(0.83)	(0.85)	(0.85)		(0.85)		(0.70)

Net asset value, end of period	$14.71		$14.09	$13.17	$15.07		$13.44		$13.89

Market price, end of period	$13.74		$12.71	$12.34	$15.11		$12.60		$13.57

Total Return Applicable to Common Shareholders[3]
Based on net asset value	7.52%	[4]	14.21%	(7.33)%	19.10%		3.36%		16.15%

Based on market price	11.33%	[4]	9.95%	(13.40)%	27.38%		(0.81)%		26.36%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.42%	[5]	1.50%	1.53%	1.65%		1.34%	[6]	1.11%	[6]

Total expenses after fees waived	1.42%	[5]	1.50%	1.53%	1.65%		1.33%	[6]	1.10%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.88%	[5]	0.91%	0.91%	1.27%	[8]	1.14%	[6]	1.00%	[6]

Net investment income	5.20%	[5]	5.82%	5.59%	5.78%		6.55%	[6]	6.69%	[6]

Distributions to AMPS Shareholders	—		—	—	—		0.21%		0.27%

Net investment income to Common Shareholders	5.20%	[5]	5.82%	5.59%	5.78%		6.34%		6.42%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$582,311		$557,606	$521,263	$594,807		$530,058		$547,812

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		—		$247,700

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		—		$80,293

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$247,700		$247,700	$247,700	$247,700		$247,700		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$335,087		$325,114	$310,441	$340,132		$313,992		—

Borrowings outstanding, end of period (000)	$93,113		$89,734	$108,615	$117,960		$78,615		$78,615

Asset coverage, end of period per $1,000 of borrowings	$7,254		$7,214	$5,799	$6,042		$7,742		$7,968

Portfolio turnover rate	8%		18%	10%	17%		18%		7%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.92%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	51

Financial Highlights	BlackRock MuniYield Quality Fund III, Inc. (MYI)

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$14.84		$13.64	$15.32	$13.19		$13.67		$12.27

Net investment income[1]	0.44		0.89	0.89	0.87		0.89		0.89
Net realized and unrealized gain (loss)	0.74		1.18	(1.70)	2.13		(0.48)		1.31
Distributions to AMPS Shareholders from net investment income	—		—	—	—		(0.03)		(0.03)

Net increase (decrease) from investment operations	1.18		2.07	(0.81)	3.00		0.38		2.17

Distributions to Common Shareholders from net investment income[2]	(0.45)		(0.87)	(0.87)	(0.87)		(0.86)		(0.77)

Net asset value, end of period	$15.57		$14.84	$13.64	$15.32		$13.19		$13.67

Market price, end of period	$14.76		$13.46	$12.80	$15.81		$12.17		$14.17

Total Return Applicable to Common Shareholders[3]
Based on net asset value	8.26%	[4]	16.23%	(5.66)%	23.45%		3.22%		18.19%

Based on market price	13.15%	[4]	12.35%	(14.21)%	38.08%		(8.12)%		24.03%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.37%	[5]	1.47%	1.43%	1.57%		1.32%	[6]	1.11%	[6]

Total expenses after fees waived	1.37%	[5]	1.47%	1.43%	1.56%		1.32%	[6]	1.11%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.88%	[5]	0.91%	0.89%	1.19%	[8]	1.12%	[6]	0.97%	[6]

Net investment income	5.73%	[5]	6.35%	5.83%	6.04%		6.85%	[6]	6.73%	[6]

Distributions to AMPS Shareholders	—		—	—	—		0.22%		0.26%

Net investment income to Common Shareholders	5.73%	[5]	6.35%	5.83%	6.04%		6.63%		6.47%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,056,791		$1,007,291	$925,812	$1,036,022		$890,985		$920,234

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		—		$356,450

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		—		$89,545

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$356,400		$356,400	$356,400	$356,400		$356,400		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$396,518		$382,629	$359,768	$390,691		$349,996		—

Borrowings outstanding, end of period (000)	$271,906		$262,507	$287,426	$249,148		$216,503		$195,663

Asset coverage, end of period per $1,000 of borrowings	$4,887		$4,837	$4,221	$5,158		$5,115		$5,703

Portfolio turnover rate	5%		15%	9%	18%		12%		13%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.90%.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Notes to Financial Statements (Unaudited)

1. Organization:

The following are registered under the 1940 Act as closed-end management investment companies and referred to herein collectively as the “Funds”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings Quality Fund ll, Inc.	MUE	Maryland	Non-diversified
BlackRock MuniYield California Quality Fund, Inc.	MCA	Maryland	Non-diversified
BlackRock MuniYield Michigan Quality Fund II, Inc.	MYM	Maryland	Non-diversified
BlackRock MuniYield New York Quality Fund, Inc.	MYN	Maryland	Non-diversified
BlackRock MuniYield Quality Fund III, Inc.	MYI	Maryland	Non-diversified

The Board of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 9.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	53

Notes to Financial Statements (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of TOB Trusts. The Funds transfer municipal bonds into a special purpose entity (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB Trust, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The Funds, as TOB Residual holders, would be responsible for the payment of the credit enhancement fee and for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The Residuals held by a Fund include the right of a Fund (subject to the non-occurrence of certain termination events enumerated below, and a specified number of days’ prior notice), to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest. Thereafter, that Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. The TOB Trust may also be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) and mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs may include the bankruptcy or default of the issuer of the municipal bond, a substantial downgrade in credit quality of the issuer of the municipal bond, failure of any scheduled payment of principal or interest on the underlying bonds, and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bond. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid senior to the Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and Residual holders would be paid equally in proportion to the respective face values of their certificates. During the six months ended January 31, 2015, no TOB Trusts in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Funds typically invest the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes; therefore, the municipal bonds deposited into a TOB Trust are presented in the Funds’ Schedules of Investments and the TOB Trust

54	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Notes to Financial Statements (continued)

Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOB Trusts on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above

When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at January 31, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds at January 31, 2015.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At January 31, 2015, the aggregate value of the underlying municipal bonds transferred to TOB Trusts, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUE	$98,320,100	$50,557,016	0.02% - 0.25%
MCA	$307,200,840	$139,157,373	0.02% - 0.17%
MYM	$27,993,082	$13,492,998	0.02% - 0.17%
MYN	$184,217,575	$93,113,130	0.02% - 0.20%
MYI	$520,307,618	$271,906,157	0.02% - 0.30%

For the six months ended January 31, 2015, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUE	$51,671,341	0.63%
MCA	$128,141,968	0.57%
MYM	$13,492,998	0.51%
MYN	$91,268,439	0.62%
MYI	$264,659,186	0.58%

Should short-term interest rates rise, the Funds’ investments in TOB transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

While the Funds’ investment policies and restrictions expressly permit investments in inverse floating rate securities such as Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds’ management believes that the Funds’ restrictions on borrowings do not apply to secured borrowings. For accounting purposes, the Funds’ transfer of municipal bonds to a TOB Trust are deemed secured borrowings.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

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Notes to Financial Statements (continued)

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of January 31, 2015
		Value
		MUE	MCA	MYM	MYN	MYI
	Statements of Assets and Liabilities Location	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/ depreciation[1]	$(1,698,145)	$(1,333,178)	$(396,792)	$(2,585,444)	$(3,865,069)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended January 31, 2015
	Net Realized Loss From					Net Change in Unrealized Appreciation/Depreciation on
	MUE	MCA	MYM	MYN	MYI	MUE	MCA	MYM	MYN	MYI
Interest rate contracts
Financial futures contracts	$(499,170)	$(1,225,893)	$(87,597)	$(1,658,302)	$(1,875,114)	$(1,788,085)	$(1,417,935)	$(418,206)	$(2,808,859)	$(3,919,740)

For the six months ended January 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUE	MCA	MYM	MYN	MYI
Financial future contracts:
Average notional value of contracts—short	$51,740,313	$52,394,570	$11,993,047	$78,668,641	$116,512,953

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of each Fund’s average daily net assets at the following annual rates:

MUE	0.55%
MCA	0.50%
MYM	0.50%
MYN	0.50%
MYI	0.50%

56	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Notes to Financial Statements (continued)

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended January 31, 2015, the amounts waived were as follows:

MUE	$76
MCA	$444
MYM	$4,828
MYN	$1,707
MYI	$440

The Manager for MUE voluntarily agreed to waive its investment advisory fee on the proceeds of Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by Manager in the Statements of Operations. For the six months ended January 31, 2015, the waiver was $10,575.

Certain officers and/Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

6. Purchases and Sales:

For the six months ended January 31, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	MUE	MCA	MYM	MYN	MYI
Purchases	$24,255,207	$162,866,806	$33,635,024	$75,539,074	$91,247,975
Sales	$26,067,239	$143,854,222	$30,361,709	$77,710,228	$84,406,228

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended July 31, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUE	MCA	MYM	MYN	MYI
2015	—	—	—	—	$5,979,955
2016	—	—	$714,516	$2,330,288	25,066,903
2017	$3,385,582	—	253,932	2,295,738	21,251,301
2018	6,013,130	$4,809,571	—	3,370,191	26,460,028
2019	—	—	—	1,287,746	—
No expiration date[1]	9,116,400	537,912	5,349,882	19,438,022	6,704,293

Total	$18,515,112	$5,347,483	$6,318,330	$28,721,985	$85,462,480

[1]	Must be utilized prior to losses subject to expiration.

As of January 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MUE	MCA	MYM	MYN	MYI
Tax cost	$412,671,382	$657,201,310	$245,914,818	$743,783,687	$1,224,389,615

Gross unrealized appreciation	$60,056,174	$79,934,546	$25,399,960	$80,708,795	$184,175,371
Gross unrealized depreciation	(735,686)	—	—	(1,374,510)	(4,691,955)

Net unrealized appreciation	$59,320,488	$79,934,546	$25,399,960	$79,334,285	$179,483,416

SEMI-ANNUAL REPORT	JANUARY 31, 2015	57

Notes to Financial Statements (continued)

8. Principal Risks:

MCA, MYM and MYN invest a substantial amount of their assets in issuers located in a single state or limited number of states. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. See the Schedules of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of January 31, 2015, MUE and MYN invested a significant portion of their assets in securities in the county/city/special district/school district and transportation sectors. MCA invested a significant portion of its assets in securities in the county/city/special district/school district and utilities sectors. MYM invested a significant portion of its assets in securities in the health sector. MYI invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds” as defined in the Volcker Rule. The Volcker Rule precludes banking entities and their affiliates from sponsoring existing TOB Trusts as such Trusts have been structured to date. In response to these restrictions, market participants have developed a new structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule. In such a structure, certain responsibilities that previously belonged to the sponsor bank will be performed by the Funds. The Funds may utilize the service providers in meeting these responsibilities. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Funds’ ability to hold Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Funds and any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

58	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Notes to Financial Statements (continued)

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the six months ended January 31, 2015 and the year ended July 31, 2014, shares issued and outstanding remained constant for the Funds.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Fund’s Common Shares or the repurchase of the Fund’s Common Shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MCA, MYM, MYN and MYI (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

As of the six months ended January 31, 2015, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	4/21/11	1,665	$166,500,000	5/01/41
MYM	5/19/11	873	$87,300,000	6/01/41
MYN	4/21/11	2,477	$247,700,000	5/01/41
MYI	5/19/11	3,564	$356,400,000	6/01/41

Each VRDP Fund entered into a fee agreement with the liquidity provider may require a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between each VRDP Fund and the liquidity provider is scheduled to expire on July 9, 2015 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Funds’ custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the VRDP Funds’ custodian to fund the redemption. In addition, each VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a

SEMI-ANNUAL REPORT	JANUARY 31, 2015	59

Notes to Financial Statements (continued)

maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of January 31, 2015, the VRDP Shares were assigned a long-term rating of Aa2 for MCA, MYM and MYN and Aa1 for MYI from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations.

For the six months ended January 31, 2015, the annualized dividend rates for the VRDP Shares were as follows:

	MCA	MYM	MYN	MYI
Rate	0.99%	0.99%	0.99%	0.99%

On June 21, 2012, the VRDP Funds commenced a three-year term ending June 24, 2015 (“special rate period”) with respect to their VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP Shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, the VRDP Funds are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. The VRDP Funds will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If the VRDP Funds redeem the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and the VRDP Funds may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

As of the six months ended January 31, 2015, VRDP Shares issued and outstanding remained constant.

VMTP Shares

MUE has issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

As of the six months ended January 31, 2015, the VMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MUE	12/16/11	1,310	$131,000,000	12/31/15

MUE is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of the MUE’s VMTP Shares will be extended further or that VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, MUE is required to begin to segregate liquid assets with MUE’s custodian to fund the redemption. In addition, MUE is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

60	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Notes to Financial Statements (concluded)

Subject to certain conditions, MUE’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of MUE. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If MUE redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and MUE may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of January 31, 2015, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if MUE fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

For the six months ended January 31, 2015, the average annualized dividend rate of the VMTP Shares was 1.04%.

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the six months ended January 31, 2015, VMTP Shares issued and outstanding remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on March 2, 2015 to Common Shareholders of record on February 13, 2015:

Common Dividend Per Share
MUE	$0.0705
MCA	$0.0730
MYM	$0.0660
MYN	$0.0645
MYI	$0.0740

Additionally, the Funds declared a net investment income dividend on March 2, 2015 payable to Common Shareholders of record on March 13, 2015 for the same amounts noted above, except the amount for MUE was $0.0680.

The dividends declared on VMTP or VRDP Shares for the period February 1, 2015 to February 28, 2015 were as follows:

	Preferred Shares	Series	Dividend Declared
MUE	VMTP Shares	W-7	$102,503
MCA	VRDP Shares	W-7	$123,894
MYM	VRDP Shares	W-7	$64,961
MYN	VRDP Shares	W-7	$184,316
MYI	VRDP Shares	W-7	$265,201

SEMI-ANNUAL REPORT	JANUARY 31, 2015	61

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

Barbara G. Novick, Director

John M. Perlowski, Director, President and Chief Executive Officer

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective September 5, 2014, Brendan Kyne resigned as a Vice President of the Funds.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Directors of the Funds. Effective December 31, 2014, Barbara G. Novick and John M. Perlowski were appointed to serve as Directors of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Common Shares Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agent Citigroup Global Markets Inc. New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Custodian State Street Bank and Trust Company Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Liquidity Prorider Citibank, N.A. New York, NY 10179	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Accounting Agent State Street Bank and Trust Company Boston, MA 02110

62	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Additional Information

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	63

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, each Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Funds have not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Fund Common Shares and is not a solicitation of an offer to buy Fund Common Shares. If a Fund files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Fund and should be read carefully before investing.

64	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	65

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS5-1/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –    Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield California Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield California Quality Fund, Inc.

Date: April 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield California Quality Fund, Inc.
Date: April 2, 2015
By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield California Quality Fund, Inc.

Date: April 2, 2015

3